Exhibit 99.2

Second Quarter

Financial Supplement

June 30, 2015

METLIFE

NOTE TO FINANCIAL SUPPLEMENT

As used in this Quarterly Financial Supplement (“QFS”), “MetLife,” “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates.

This QFS includes certain operating and statistical measures, such as sales and product spreads, among others, to provide supplemental data regarding the performance of our current business. Operating earnings is the measure of segment profit or loss we use to evaluate segment performance and allocate resources. Consistent with accounting principles generally accepted in the United States of America (“GAAP”) accounting guidance for segment reporting, operating earnings is our measure of segment performance. Operating earnings is also a measure by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.

Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.

Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife (“Divested businesses”). Operating revenues also excludes net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”). Operating expenses also excludes goodwill impairments.

The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

•

Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity guaranteed minimum income benefits (“GMIB”) fees (“GMIB fees”);

•

Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iv) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), and (v) excludes certain amounts related to securitization entities that are variable interest entities (“VIEs”) consolidated under GAAP (“Securitization entities income”); and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.
The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:
•

Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments (“Inflation adjustments and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•

Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

•

Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;

•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•

Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”), and (iii) acquisition and integration costs.

Operating earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance. In addition to the tax impact of the adjustments mentioned above, provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

MetLife, Inc.’s tangible common stockholders’ equity is defined as MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of accumulated other comprehensive income (loss) (“AOCI”) and is also reduced by the impact of goodwill, value of distribution agreements (“VODA”) and value of customer relationships acquired (“VOCRA”), all net of income tax. MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than foreign currency translation adjustments (“FCTA”), is defined as MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.

We believe the presentation of operating earnings and operating earnings available to common shareholders as we measure it for management purposes enhances the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. Operating revenues, operating expenses, operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share, investment portfolio gains (losses) and derivative gains (losses) should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP: GAAP revenues, GAAP expenses, income (loss) from continuing operations, net of income tax, net income (loss) available to MetLife, Inc.’s common shareholders, net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, net investment gains (losses) and net derivative gains (losses), respectively. MetLife, Inc.’s tangible common stockholders’ equity and MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA, should not be viewed as substitutes for total MetLife, Inc.’s stockholders’ equity calculated in accordance with GAAP. Reconciliations of these measures to the most directly comparable GAAP measures are included in this QFS, including in the Appendix, and in our earnings news release dated July 29, 2015, for the period ended June 30, 2015, which is available at www.metlife.com.

In addition, the following are return on equity and allocated equity definitions:

•

Operating return on MetLife, Inc.’s tangible common stockholders’ equity - operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•

Operating return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - operating earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding AOCI other than FCTA.

•	Operating return on MetLife, Inc.’s common stockholders’ equity - operating earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
•	Operating return on allocated equity - operating earnings available to common shareholders divided by allocated equity.
•	Operating return on allocated tangible equity - operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.
•

Return on MetLife, Inc.’s tangible common stockholders’ equity - net income (loss) available to MetLife, Inc.’s common shareholders, excluding goodwill impairment and amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•

Return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding AOCI other than FCTA.

•	Return on MetLife, Inc.’s common stockholders’ equity - net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
•	Return on allocated equity - net income (loss) available to MetLife, Inc.’s common shareholders divided by allocated equity.
•

Return on allocated tangible equity - net income (loss) available to MetLife, Inc.’s common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.

Please see Page 11 for information on allocated equity.

METLIFE CORPORATE OVERVIEW
	For the Three Months Ended
Unaudited (In millions, except per share data)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015

Operating earnings available to common shareholders	$1,590	$1,825	$1,583	$1,638	$1,765
Preferred stock dividends	31	30	31	30	31
Operating earnings	1,621	1,855	1,614	1,668	1,796
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(125)	109	230	286	(133)
Net derivative gains (losses)	311	478	185	821	(912)
Goodwill impairment	-	-	-	-	-
Other adjustments to continuing operations	(475)	(146)	(453)	(310)	(177)
Provision for income tax (expense) benefit	44	(202)	(49)	(302)	545
Income (loss) from continuing operations, net of income tax	1,376	2,094	1,527	2,163	1,119
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	1,376	2,094	1,527	2,163	1,119
Less: Net income (loss) attributable to noncontrolling interests	10	-	6	5	4
Net income (loss) attributable to MetLife, Inc.	1,366	2,094	1,521	2,158	1,115
Less: Preferred stock dividends	31	30	31	30	31
Less: Preferred stock repurchase premium	-	-	-	-	42
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,335	$2,064	$1,490	$2,128	$1,042

Operating earnings available to common shareholders per common share - diluted	$1.39	$1.60	$1.38	$1.44	$1.56
Net investment gains (losses)	(0.11)	0.10	0.20	0.25	(0.12)
Net derivative gains (losses)	0.27	0.42	0.16	0.72	(0.81)
Goodwill impairment	-	-	-	-	-
Other adjustments to continuing operations	(0.41)	(0.13)	(0.39)	(0.27)	(0.15)
Provision for income tax (expense) benefit	0.04	(0.18)	(0.04)	(0.27)	0.48
Discontinued operations, net of income tax	-	-	-	-	-
Less: Net income (loss) attributable to noncontrolling interests	0.01	-	0.01	-	-
Less: Preferred stock repurchase premium	-	-	-	-	0.04
Net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted	$1.17	$1.81	$1.30	$1.87	$0.92

	For the Three Months Ended
Unaudited (In millions, except per share data)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015

Notable items impacting operating earnings available to common shareholders:
Variable investment income, as compared to plan	$11	$62	$-	$-	$-
Catastrophe experience and prior year development, net	(21)	38	16	(16)	-
Actuarial assumption review and other insurance adjustments	56	16	5	-	-
Litigation reserves & settlement costs	-	-	(117)	-	-
Tax adjustments	-	(9)	27	-	61
Total notable items (2)	$46	$107	$(69)	$(16)	$61

Notable items impacting operating earnings available to common shareholders per common share - diluted:
Variable investment income, as compared to plan	$0.01	$0.05	$-	$-	$-
Catastrophe experience and prior year development, net	$(0.02)	$0.03	$0.01	$(0.01)	$-
Actuarial assumption review and other insurance adjustments	$0.05	$0.01	$-	$-	$-
Litigation reserves & settlement costs	$-	$-	$(0.10)	$-	$-
Tax adjustments	$-	$(0.01)	$0.02	$-	$0.05
Total notable items (2)	$0.04	$0.09	$(0.06)	$(0.01)	$0.05

	For the Three Months Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015

Weighted average common shares outstanding - diluted	1,142.3	1,141.0	1,147.3	1,135.8	1,128.4

(1)         The three months ended June 30, 2014 includes a pre-tax net investment loss of $138 million related to the sale of MetLife, Inc.’s wholly-owned subsidiary, MetLife Assurance Limited.

(2)         Notable items represent a positive (negative) impact to operating earnings available to common shareholders and operating earnings available to common shareholders per common share - diluted. The per share data for each notable item is calculated on a stand alone basis and may not sum to total notable items.

METLIFE CORPORATE OVERVIEW (CONTINUED)
Unaudited	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015

Book value per common share, excluding AOCI other than FCTA (1)	$48.60	$49.69	$49.53	$50.45	$50.73
Book value per common share - tangible common stockholders’ equity (excludes AOCI other than FCTA) (1)	$38.69	$39.95	$40.36	$41.32	$41.73
Book value per common share (1)	$59.96	$61.44	$61.85	$64.37	$60.27

	For the Three Months Ended
Unaudited	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015
Operating return on MetLife, Inc.’s (2):
Common stockholders’ equity, excluding AOCI other than FCTA	11.7%	13.2%	11.3%	11.7%	12.5%
Tangible common stockholders’ equity (excludes AOCI other than FCTA) (3)	14.9%	16.7%	14.1%	14.4%	15.3%
Common stockholders’ equity	9.7%	10.7%	9.1%	9.2%	10.2%

Return on MetLife, Inc.’s (2):
Common stockholders’ equity, excluding AOCI other than FCTA	9.9%	15.0%	10.7%	15.2%	7.4%
Tangible common stockholders’ equity (excludes AOCI other than FCTA) (3)	12.5%	18.8%	13.3%	18.7%	9.1%
Common stockholders’ equity	8.1%	12.1%	8.6%	12.0%	6.0%

	For the Three Months Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015

Common shares outstanding, beginning of period	1,124.8	1,126.6	1,119.1	1,131.9	1,114.3
Share repurchases (4)	-	(8.1)	(10.7)	(19.9)	(0.2)
Newly issued shares	1.8	0.6	23.5	2.3	2.7
Common shares outstanding, end of period	1,126.6	1,119.1	1,131.9	1,114.3	1,116.8

Weighted average common shares outstanding - basic	1,128.0	1,125.1	1,135.8	1,125.7	1,117.8
Dilutive effect of stock purchase contracts underlying common equity units	3.8	4.6	-	-	-
Dilutive effect of the exercise or issuance of stock-based awards	10.5	11.3	11.5	10.1	10.6
Weighted average common shares outstanding - diluted	1,142.3	1,141.0	1,147.3	1,135.8	1,128.4

MetLife Policyholder Trust Shares	185.7	183.6	180.5	178.3	175.0

(1)         Calculated using common shares outstanding, end of period.

(2)         Annualized using quarter-to-date results. See page A-4 for the operating return on MetLife, Inc.’s common stockholders’ equity and return on MetLife, Inc.’s common stockholders’ equity for the year ended December 31, 2014.

(3)         Operating earnings available to common shareholders and net income available to common shareholders, used to calculate returns on tangible equity, exclude the impact of amortization of VODA and VOCRA, net of income tax.

(4)         For the three months ended June 30, 2014, the number of shares repurchased was less than 100,000 shares.

METLIFE CONSOLIDATED BALANCE SHEETS
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$367,056	$368,070	$365,425	$366,275	$351,353
Equity securities available-for-sale, at estimated fair value	3,863	3,689	3,631	3,713	3,677
Fair value option and trading securities, at estimated fair value (1)	17,831	17,246	16,689	16,471	16,460
Mortgage loans	57,223	58,038	60,118	62,409	64,010
Policy loans	11,785	11,756	11,618	11,606	11,575
Real estate and real estate joint ventures	10,101	10,393	10,525	10,310	10,207
Other limited partnership interests	7,964	8,214	8,085	8,074	8,099
Short-term investments, principally at estimated fair value	12,366	12,240	8,621	14,130	14,594
Other invested assets, principally at estimated fair value	17,116	17,905	21,283	23,763	20,409
Total investments	505,305	507,551	505,995	516,751	500,384
Cash and cash equivalents, principally at estimated fair value (1)	7,393	8,783	10,808	8,127	8,074
Accrued investment income	4,234	4,380	4,120	4,298	3,990
Premiums, reinsurance and other receivables	23,730	23,814	22,244	24,190	24,872
Deferred policy acquisition costs and value of business acquired	25,915	25,503	24,442	24,003	24,379
Goodwill	10,430	10,216	9,872	9,717	9,644
Other assets	9,136	8,900	7,862	7,980	7,589
Separate account assets	324,977	319,480	316,994	324,724	319,477
Total assets	$911,120	$908,627	$902,337	$919,790	$898,409

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$189,675	$189,282	$189,586	$191,217	$188,928
Policyholder account balances	213,799	215,226	209,294	206,591	204,262
Other policy-related balances	15,361	15,026	14,422	14,586	14,393
Policyholder dividends payable	682	710	684	677	699
Policyholder dividend obligation	2,986	2,825	3,155	3,483	2,328
Payables for collateral under securities loaned and other transactions	33,187	33,776	35,326	37,312	35,532
Short-term debt	100	100	100	100	100
Long-term debt (1)	16,783	16,389	16,286	17,714	16,770
Collateral financing arrangements	4,196	4,196	4,196	4,196	4,164
Junior subordinated debt securities	3,193	3,193	3,193	3,193	3,193
Current income tax payable	232	293	184	243	71
Deferred income tax liability	10,453	11,357	11,821	13,305	10,762
Other liabilities	25,214	25,373	24,437	28,040	27,741
Separate account liabilities	324,977	319,480	316,994	324,724	319,477
Total liabilities	840,838	837,226	829,678	845,381	828,420

Redeemable noncontrolling interests in partially-owned consolidated subsidiaries	108	102	99	95	92

Equity
Preferred stock, at par value	1	1	1	1	-
Common stock, at par value	11	11	12	12	12
Additional paid-in capital	29,438	29,488	30,543	30,632	30,718
Retained earnings	29,259	30,928	32,020	33,754	34,376
Treasury stock, at cost	(176)	(615)	(1,172)	(2,158)	(2,172)
Accumulated other comprehensive income (loss)	11,058	10,992	10,649	11,529	6,443
Total MetLife, Inc.’s stockholders’ equity	69,591	70,805	72,053	73,770	69,377
Noncontrolling interests	583	494	507	544	520
Total equity	70,174	71,299	72,560	74,314	69,897
Total liabilities and equity	$911,120	$908,627	$902,337	$919,790	$898,409

(1)         At June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015 and June 30, 2015, $656 million, $331 million, $295 million, $287 million and $280 million, respectively, of assets and $505 million, $186 million, $151 million, $143 million and $134 million, respectively, of liabilities related to certain securitization entities that are required to be consolidated under GAAP are included. See Pages 31 and 32, note 3, for the amounts by asset category.

METLIFE CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015

OPERATING REVENUES
Premiums	$9,853	$9,685	$10,267	$9,253	$9,313
Universal life and investment-type product policy fees	2,360	2,522	2,336	2,294	2,335
Net investment income	5,095	5,193	5,111	4,982	5,185
Other revenues	493	518	531	503	527
Total operating revenues	17,801	17,918	18,245	17,032	17,360

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	9,964	9,854	10,287	9,447	9,503
Interest credited to policyholder account balances	1,425	1,426	1,409	1,331	1,342
Capitalization of DAC	(1,031)	(1,071)	(1,034)	(968)	(927)
Amortization of DAC and VOBA	1,025	999	953	953	1,001
Amortization of negative VOBA	(99)	(96)	(98)	(90)	(83)
Interest expense on debt	299	292	293	297	307
Other expenses	3,979	4,003	4,321	3,800	3,882
Total operating expenses	15,562	15,407	16,131	14,770	15,025

Operating earnings before provision for income tax	2,239	2,511	2,114	2,262	2,335
Provision for income tax expense (benefit)	618	656	500	594	539
Operating earnings	1,621	1,855	1,614	1,668	1,796
Preferred stock dividends	31	30	31	30	31
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,590	$1,825	$1,583	$1,638	$1,765

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,621	$1,855	$1,614	$1,668	$1,796
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(125)	109	230	286	(133)
Net derivative gains (losses)	311	478	185	821	(912)
Premiums	20	18	5	-	(1)
Universal life and investment-type product policy fees	98	106	103	100	99
Net investment income	164	217	338	479	(238)
Other revenues	(3)	-	13	(8)	(9)
Policyholder benefits and claims and policyholder dividends	(421)	(5)	(320)	(149)	(180)
Interest credited to policyholder account balances	(284)	(391)	(539)	(664)	44
Capitalization of DAC	1	-	-	-	-
Amortization of DAC and VOBA	(37)	(55)	(5)	(72)	104
Amortization of negative VOBA	12	11	11	10	9
Interest expense on debt	(13)	(3)	(4)	(1)	(1)
Other expenses	(12)	(44)	(55)	(5)	(4)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	44	(202)	(49)	(302)	545
Income (loss) from continuing operations, net of income tax	1,376	2,094	1,527	2,163	1,119
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	1,376	2,094	1,527	2,163	1,119
Less: Net income (loss) attributable to noncontrolling interests	10	-	6	5	4
Net income (loss) attributable to MetLife, Inc.	1,366	2,094	1,521	2,158	1,115
Less: Preferred stock dividends	31	30	31	30	31
Less: Preferred stock repurchase premium	-	-	-	-	42
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,335	$2,064	$1,490	$2,128	$1,042

Total Operating Premiums, Fees and Other Revenues	$12,706	$12,725	$13,134	$12,050	$12,175
(1) The three months ended June 30, 2014 includes a pre-tax net investment loss of $138 million related to the sale of MetLife, Inc.’s wholly-owned subsidiary, MetLife Assurance Limited.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended June 30, 2015
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$9,313	$6,953	$1,809	$525	$26
Universal life and investment-type product policy fees	2,335	1,795	400	114	26
Net investment income	5,185	4,293	679	84	129
Other revenues	527	461	28	19	19
Total operating revenues	17,360	13,502	2,916	742	200

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	9,503	7,855	1,375	265	8
Interest credited to policyholder account balances	1,342	972	328	34	8
Capitalization of DAC	(927)	(397)	(398)	(132)	-
Amortization of DAC and VOBA	1,001	531	336	133	1
Amortization of negative VOBA	(83)	(1)	(78)	(4)	-
Interest expense on debt	307	1	-	-	306
Other expenses	3,882	2,450	869	389	174
Total operating expenses	15,025	11,411	2,432	685	497

Operating earnings before provision for income tax	2,335	2,091	484	57	(297)
Provision for income tax expense (benefit)	539	648	59	7	(175)
Operating earnings	1,796	1,443	425	50	(122)
Preferred stock dividends	31	-	-	-	31
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,765	$1,443	$425	$50	$(153)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,796	$1,443	$425	$50	$(122)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(133)	(14)	57	5	(181)
Net derivative gains (losses)	(912)	(508)	9	13	(426)
Premiums	(1)	(1)	-	-	-
Universal life and investment-type product policy fees	99	95	4	-	-
Net investment income	(238)	(166)	173	(249)	4
Other revenues	(9)	-	(9)	-	-
Policyholder benefits and claims and policyholder dividends	(180)	(136)	(44)	-	-
Interest credited to policyholder account balances	44	(18)	(175)	237	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	104	99	5	-	-
Amortization of negative VOBA	9	-	9	-	-
Interest expense on debt	(1)	-	-	-	(1)
Other expenses	(4)	3	-	-	(7)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	545	221	111	7	206
Income (loss) from continuing operations, net of income tax	1,119	1,018	565	63	(527)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	1,119	1,018	565	63	(527)
Less: Net income (loss) attributable to noncontrolling interests	4	3	1	(1)	1
Net income (loss) attributable to MetLife, Inc.	1,115	1,015	564	64	(528)
Less: Preferred stock dividends	31	-	-	-	31
Less: Preferred stock repurchase premium	42	-	-	-	42
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,042	$1,015	$564	$64	$(601)

Total Operating Premiums, Fees and Other Revenues	$12,175	$9,209	$2,237	$658	$71

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended June 30, 2014
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$9,853	$7,334	$1,913	$584	$22
Universal life and investment-type product policy fees	2,360	1,809	400	117	34
Net investment income	5,095	4,126	724	112	133
Other revenues	493	453	24	11	5
Total operating revenues	17,801	13,722	3,061	824	194

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	9,964	8,249	1,425	271	19
Interest credited to policyholder account balances	1,425	987	394	35	9
Capitalization of DAC	(1,031)	(404)	(457)	(170)	-
Amortization of DAC and VOBA	1,025	503	362	160	-
Amortization of negative VOBA	(99)	(1)	(92)	(6)	-
Interest expense on debt	299	2	-	-	297
Other expenses	3,979	2,384	977	456	162
Total operating expenses	15,562	11,720	2,609	746	487

Operating earnings before provision for income tax	2,239	2,002	452	78	(293)
Provision for income tax expense (benefit)	618	617	128	6	(133)
Operating earnings	1,621	1,385	324	72	(160)
Preferred stock dividends	31	-	-	-	31
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,590	$1,385	$324	$72	$(191)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,621	$1,385	$324	$72	$(160)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(125)	(189)	82	2	(20)
Net derivative gains (losses)	311	429	(35)	49	(132)
Premiums	20	2	-	18	-
Universal life and investment-type product policy fees	98	93	1	4	-
Net investment income	164	(126)	2	273	15
Other revenues	(3)	1	(4)	-	-
Policyholder benefits and claims and policyholder dividends	(421)	(387)	(26)	(8)	-
Interest credited to policyholder account balances	(284)	(32)	2	(254)	-
Capitalization of DAC	1	-	-	1	-
Amortization of DAC and VOBA	(37)	(37)	3	(3)	-
Amortization of negative VOBA	12	-	12	-	-
Interest expense on debt	(13)	-	-	-	(13)
Other expenses	(12)	2	4	-	(18)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	44	62	(27)	(38)	47
Income (loss) from continuing operations, net of income tax	1,376	1,203	338	116	(281)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	1,376	1,203	338	116	(281)
Less: Net income (loss) attributable to noncontrolling interests	10	4	4	1	1
Net income (loss) attributable to MetLife, Inc.	1,366	1,199	334	115	(282)
Less: Preferred stock dividends	31	-	-	-	31
Less: Preferred stock repurchase premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,335	$1,199	$334	$115	$(313)

Total Operating Premiums, Fees and Other Revenues	$12,706	$9,596	$2,337	$712	$61
(1) Consolidated and Americas results include a pre-tax net investment loss of $138 million related to the sale of MetLife, Inc.’s wholly-owned subsidiary, MetLife Assurance Limited.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Year-to-Date Period Ended June 30, 2015
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$18,566	$13,936	$3,561	$1,033	$36
Universal life and investment-type product policy fees	4,629	3,567	797	216	49
Net investment income	10,167	8,399	1,363	167	238
Other revenues	1,030	906	56	29	39
Total operating revenues	34,392	26,808	5,777	1,445	362

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	18,950	15,711	2,715	504	20
Interest credited to policyholder account balances	2,673	1,930	665	64	14
Capitalization of DAC	(1,895)	(797)	(833)	(265)	-
Amortization of DAC and VOBA	1,954	1,030	662	261	1
Amortization of negative VOBA	(173)	(1)	(164)	(8)	-
Interest expense on debt	604	1	-	-	603
Other expenses	7,682	4,839	1,773	751	319
Total operating expenses	29,795	22,713	4,818	1,307	957

Operating earnings before provision for income tax	4,597	4,095	959	138	(595)
Provision for income tax expense (benefit)	1,133	1,271	207	18	(363)
Operating earnings	3,464	2,824	752	120	(232)
Preferred stock dividends	61	-	-	-	61
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$3,403	$2,824	$752	$120	$(293)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$3,464	$2,824	$752	$120	$(232)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	153	260	125	8	(240)
Net derivative gains (losses)	(91)	69	27	14	(201)
Premiums	(1)	(1)	-	-	-
Universal life and investment-type product policy fees	199	191	10	(2)	-
Net investment income	241	(351)	302	282	8
Other revenues	(17)	-	(17)	-	-
Policyholder benefits and claims and policyholder dividends	(329)	(236)	(93)	-	-
Interest credited to policyholder account balances	(620)	(38)	(306)	(276)	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	32	37	(7)	2	-
Amortization of negative VOBA	19	-	19	-	-
Interest expense on debt	(2)	-	-	-	(2)
Other expenses	(9)	6	-	1	(16)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	243	16	101	(19)	145
Income (loss) from continuing operations, net of income tax	3,282	2,777	913	130	(538)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	3,282	2,777	913	130	(538)
Less: Net income (loss) attributable to noncontrolling interests	9	6	1	1	1
Net income (loss) attributable to MetLife, Inc.	3,273	2,771	912	129	(539)
Less: Preferred stock dividends	61	-	-	-	61
Less: Preferred stock repurchase premium	42	-	-	-	42
Net income (loss) available to MetLife, Inc.’s common shareholders	$3,170	$2,771	$912	$129	$(642)

Total Operating Premiums, Fees and Other Revenues	$24,225	$18,409	$4,414	$1,278	$124

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Year-to-Date Period Ended June 30, 2014
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$19,070	$14,044	$3,803	$1,181	$42
Universal life and investment-type product policy fees	4,683	3,601	789	226	67
Net investment income	10,180	8,255	1,424	219	282
Other revenues	984	880	51	27	26
Total operating revenues	34,917	26,780	6,067	1,653	417

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	19,337	15,941	2,822	532	42
Interest credited to policyholder account balances	2,826	1,958	781	69	18
Capitalization of DAC	(2,077)	(780)	(951)	(346)	-
Amortization of DAC and VOBA	2,075	1,051	700	324	-
Amortization of negative VOBA	(202)	(1)	(186)	(15)	-
Interest expense on debt	593	4	-	-	589
Other expenses	7,930	4,705	1,968	920	337
Total operating expenses	30,482	22,878	5,134	1,484	986

Operating earnings before provision for income tax	4,435	3,902	933	169	(569)
Provision for income tax expense (benefit)	1,222	1,193	276	26	(273)
Operating earnings	3,213	2,709	657	143	(296)
Preferred stock dividends	61	-	-	-	61
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$3,152	$2,709	$657	$143	$(357)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$3,213	$2,709	$657	$143	$(296)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(536)	(706)	239	(7)	(62)
Net derivative gains (losses)	654	715	(42)	87	(106)
Premiums	22	1	-	21	-
Universal life and investment-type product policy fees	196	188	1	7	-
Net investment income	114	(239)	(33)	360	26
Other revenues	(16)	1	(17)	-	-
Policyholder benefits and claims and policyholder dividends	(675)	(621)	(44)	(10)	-
Interest credited to policyholder account balances	(352)	(49)	37	(340)	-
Capitalization of DAC	1	-	-	1	-
Amortization of DAC and VOBA	(45)	(42)	4	(7)	-
Amortization of negative VOBA	24	-	24	-	-
Interest expense on debt	(31)	-	-	-	(31)
Other expenses	(15)	2	10	(2)	(25)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	164	231	(68)	(51)	52
Income (loss) from continuing operations, net of income tax	2,718	2,190	768	202	(442)
Income (loss) from discontinued operations, net of income tax	(3)	(3)	-	-	-
Net income (loss)	2,715	2,187	768	202	(442)
Less: Net income (loss) attributable to noncontrolling interests	21	9	10	1	1
Net income (loss) attributable to MetLife, Inc.	2,694	2,178	758	201	(443)
Less: Preferred stock dividends	61	-	-	-	61
Less: Preferred stock repurchase premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$2,633	$2,178	$758	$201	$(504)

Total Operating Premiums, Fees and Other Revenues	$24,737	$18,525	$4,643	$1,434	$135
(1) Consolidated and Americas results include a pre-tax net investment loss of $633 million related to the sale of MetLife, Inc.’s wholly-owned subsidiary, MetLife Assurance Limited.

METLIFE

SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS, AND OPERATING RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY

SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015

AMERICAS
RETAIL
Life & Other	$266	$365	$333	$203	$278
Annuities	411	420	385	450	412
RETAIL	677	785	718	653	690
GROUP, VOLUNTARY & WORKSITE BENEFITS	209	241	238	228	231
CORPORATE BENEFIT FUNDING	363	395	360	369	406
LATIN AMERICA	136	122	152	131	116
AMERICAS	1,385	1,543	1,468	1,381	1,443
ASIA	324	310	340	327	425
EMEA	72	78	64	70	50
CORPORATE & OTHER	(191)	(106)	(289)	(140)	(153)
METLIFE TOTAL	$1,590	$1,825	$1,583	$1,638	$1,765

OPERATING RETURN ON ALLOCATED EQUITY (2), (3):
	For the Three Months Ended
Unaudited	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015

AMERICAS
RETAIL
Life & Other	12.1%	16.6%	15.1%	9.0%	12.3%
Annuities	13.9%	14.2%	13.0%	14.4%	13.2%
GROUP, VOLUNTARY & WORKSITE BENEFITS	14.5%	16.7%	16.5%	14.2%	14.4%
CORPORATE BENEFIT FUNDING	19.8%	21.5%	19.6%	19.1%	21.0%
LATIN AMERICA	15.0%	13.5%	16.8%	15.1%	13.3%
AMERICAS	14.8%	16.5%	15.7%	14.1%	14.8%
ASIA	11.1%	10.6%	11.6%	11.4%	14.8%
EMEA	8.3%	9.0%	7.4%	8.4%	6.0%

OPERATING RETURN ON ALLOCATED TANGIBLE EQUITY (2), (3):
	For the Three Months Ended
Unaudited	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015

AMERICAS	16.9%	18.8%	17.9%	15.9%	16.6%
ASIA	19.2%	18.3%	20.1%	19.6%	25.4%
EMEA	16.1%	17.2%	14.2%	15.4%	11.2%

(1)          A reconciliation of operating earnings to income (loss) from continuing operations, net of income tax, for each segment and Corporate & Other appears in the QFS as follows: (i) Retail, Page 12, (ii) Group, Voluntary & Worksite Benefits, Page 18, (iii) Corporate Benefit Funding, Page 21, (iv) Latin America, Page 24, (v) Asia, Page 26, (vi) EMEA, Page 28, and (vii) Corporate & Other, Page 30. A consolidated reconciliation of operating earnings to income (loss) from continuing operations, net of income tax, appears on Page 6.

(2)          Annualized using quarter-to-date results. See Page A-5 for the return on allocated equity and allocated tangible equity for the periods presented.

(3)          Allocated equity is defined as the portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI, other than FCTA.

AMERICAS RETAIL STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015

OPERATING REVENUES
Premiums	$1,812	$1,869	$1,875	$1,749	$1,747	$3,536	$3,496
Universal life and investment-type product policy fees	1,256	1,311	1,260	1,236	1,252	2,503	2,488
Net investment income	1,947	1,965	1,981	1,980	2,003	3,941	3,983
Other revenues	265	275	274	251	263	510	514
Total operating revenues	5,280	5,420	5,390	5,216	5,265	10,490	10,481

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	2,438	2,555	2,451	2,449	2,373	4,845	4,822
Interest credited to policyholder account balances	561	567	562	542	551	1,116	1,093
Capitalization of DAC	(249)	(239)	(247)	(247)	(257)	(483)	(504)
Amortization of DAC and VOBA	378	335	373	375	400	807	775
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	(1)	2	(1)	-	-	(1)
Other expenses	1,181	1,163	1,225	1,176	1,220	2,323	2,396
Total operating expenses	4,309	4,380	4,366	4,294	4,287	8,608	8,581

Operating earnings before provision for income tax	971	1,040	1,024	922	978	1,882	1,900
Provision for income tax expense (benefit)	294	255	306	269	288	569	557
Operating earnings	677	785	718	653	690	1,313	1,343
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$677	$785	$718	$653	$690	$1,313	$1,343

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$677	$785	$718	$653	$690	$1,313	$1,343
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	10	9	(32)	68	9	16	77
Net derivative gains (losses)	225	283	(15)	313	(95)	296	218
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	92	96	96	94	94	185	188
Net investment income	(114)	(109)	(117)	(128)	(105)	(231)	(233)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(215)	(34)	(129)	(96)	(160)	(333)	(256)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(37)	(53)	-	(62)	99	(42)	37
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	14	(68)	71	(66)	55	39	(11)
Income (loss) from continuing operations, net of income tax	652	909	592	776	587	1,243	1,363
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	(2)	-
Net income (loss)	652	909	592	776	587	1,241	1,363
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	652	909	592	776	587	1,241	1,363
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$652	$909	$592	$776	$587	$1,241	$1,363

Total Operating Premiums, Fees and Other Revenues	$3,333	$3,455	$3,409	$3,236	$3,262	$6,549	$6,498

AMERICAS RETAIL - LIFE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015

OPERATING REVENUES
Premiums	$1,508	$1,521	$1,627	$1,494	$1,522	$2,994	$3,016
Universal life and investment-type product policy fees	394	434	402	392	384	794	776
Net investment income	1,222	1,247	1,263	1,245	1,275	2,471	2,520
Other revenues	154	165	166	144	153	291	297
Total operating revenues	3,278	3,367	3,458	3,275	3,334	6,550	6,609

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,991	1,974	2,055	2,070	2,016	4,023	4,086
Interest credited to policyholder account balances	226	230	229	227	230	445	457
Capitalization of DAC	(168)	(158)	(163)	(158)	(159)	(313)	(317)
Amortization of DAC and VOBA	196	164	193	210	205	397	415
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	(1)	(1)	1	(1)	(1)	(1)	(2)
Other expenses	646	621	648	632	634	1,233	1,266
Total operating expenses	2,890	2,830	2,963	2,980	2,925	5,784	5,905

Operating earnings before provision for income tax	388	537	495	295	409	766	704
Provision for income tax expense (benefit)	122	172	162	92	131	245	223
Operating earnings	266	365	333	203	278	521	481
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$266	$365	$333	$203	$278	$521	$481

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$266	$365	$333	$203	$278	$521	$481
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	1	(9)	(35)	1	19	(13)	20
Net derivative gains (losses)	6	98	119	186	(110)	75	76
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	(1)	-	-	-	(1)	(1)	(1)
Net investment income	(54)	(56)	(57)	(60)	(59)	(109)	(119)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	6	17	(10)	-	7
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(11)	68	(19)	(19)	24	(27)	5
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	21	(36)	(2)	(44)	48	27	4
Income (loss) from continuing operations, net of income tax	228	430	345	284	189	473	473
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	(2)	-
Net income (loss)	228	430	345	284	189	471	473
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	228	430	345	284	189	471	473
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$228	$430	$345	$284	$189	$471	$473

Total Operating Premiums, Fees and Other Revenues	$2,056	$2,120	$2,195	$2,030	$2,059	$4,079	$4,089

AMERICAS RETAIL - ANNUITIES STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015

OPERATING REVENUES
Premiums	$304	$348	$248	$255	$225	$542	$480
Universal life and investment-type product policy fees	862	877	858	844	868	1,709	1,712
Net investment income	725	718	718	735	728	1,470	1,463
Other revenues	111	110	108	107	110	219	217
Total operating revenues	2,002	2,053	1,932	1,941	1,931	3,940	3,872

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	447	581	396	379	357	822	736
Interest credited to policyholder account balances	335	337	333	315	321	671	636
Capitalization of DAC	(81)	(81)	(84)	(89)	(98)	(170)	(187)
Amortization of DAC and VOBA	182	171	180	165	195	410	360
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	1	-	1	-	1	1	1
Other expenses	535	542	577	544	586	1,090	1,130
Total operating expenses	1,419	1,550	1,403	1,314	1,362	2,824	2,676

Operating earnings before provision for income tax	583	503	529	627	569	1,116	1,196
Provision for income tax expense (benefit)	172	83	144	177	157	324	334
Operating earnings	411	420	385	450	412	792	862
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$411	$420	$385	$450	$412	$792	$862

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$411	$420	$385	$450	$412	$792	$862
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	9	18	3	67	(10)	29	57
Net derivative gains (losses)	219	185	(134)	127	15	221	142
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	93	96	96	94	95	186	189
Net investment income	(60)	(53)	(60)	(68)	(46)	(122)	(114)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(215)	(34)	(135)	(113)	(150)	(333)	(263)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(26)	(121)	19	(43)	75	(15)	32
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(7)	(32)	73	(22)	7	12	(15)
Income (loss) from continuing operations, net of income tax	424	479	247	492	398	770	890
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	424	479	247	492	398	770	890
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	424	479	247	492	398	770	890
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$424	$479	$247	$492	$398	$770	$890

Total Operating Premiums, Fees and Other Revenues	$1,277	$1,335	$1,214	$1,206	$1,203	$2,470	$2,409

AMERICAS RETAIL FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES LIFE & OTHER (1)
	For the Three Months Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015
Balance, beginning of period	$85,599	$85,870	$86,162	$86,756	$87,073

Premiums and deposits (2), (3)	1,985	1,929	1,958	2,005	1,983
Surrenders and withdrawals	(783)	(774)	(730)	(727)	(758)
Benefit payments	(804)	(749)	(637)	(905)	(764)

Net Flows	398	406	591	373	461

Net transfers from (to) separate account	27	25	23	27	19
Interest	834	836	835	839	852
Policy charges	(477)	(478)	(484)	(487)	(489)
Other	(511)	(497)	(371)	(435)	(614)

Balance, end of period	$85,870	$86,162	$86,756	$87,073	$87,302

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015
Balance, beginning of period	$46,899	$46,809	$47,529	$47,601	$47,780
Premiums and deposits (2), (3)	849	952	850	805	909
Surrenders and withdrawals	(912)	(894)	(1,520)	(946)	(851)
Benefit payments	(414)	(415)	(406)	(428)	(425)

Net Flows	(477)	(357)	(1,076)	(569)	(367)
Net transfers from (to) separate account	(10)	34	2	9	51
Interest	397	402	399	383	391
Policy charges	(14)	(13)	(10)	(13)	(14)
Other	14	654	757	369	(381)

Balance, end of period	$46,809	$47,529	$47,601	$47,780	$47,460

SEPARATE ACCOUNT LIABILITIES LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015
Balance, beginning of period	$9,971	$10,198	$9,949	$10,173	$10,354
Premiums and deposits (3)	158	162	158	160	160
Surrenders and withdrawals	(111)	(119)	(99)	(109)	(112)
Benefit payments	(10)	(15)	(11)	(12)	(17)

Net Flows	37	28	48	39	31
Investment performance	354	(119)	334	301	27
Net transfers from (to) general account	(27)	(25)	(23)	(27)	(19)
Policy charges	(133)	(132)	(130)	(132)	(132)
Other	(4)	(1)	(5)	-	(3)

Balance, end of period	$10,198	$9,949	$10,173	$10,354	$10,258

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015
Balance, beginning of period	$162,713	$166,093	$160,995	$161,553	$163,288

Premiums and deposits (3)	1,344	1,290	1,370	1,384	1,626
Surrenders and withdrawals	(2,871)	(2,829)	(3,000)	(2,770)	(2,934)
Benefit payments	(359)	(321)	(330)	(347)	(335)

Net Flows	(1,886)	(1,860)	(1,960)	(1,733)	(1,643)

Investment performance	6,170	(2,261)	3,431	4,348	(663)
Net transfers from (to) general account	10	(34)	(2)	(9)	(51)
Policy charges	(913)	(943)	(910)	(870)	(933)
Other	(1)	-	(1)	(1)	1

Balance, end of period	$166,093	$160,995	$161,553	$163,288	$159,999

(1)          All of the retail property & casualty activity is reflected within the “Other” category.

(2)          Includes premiums and deposits directed to the general account investment option of variable products.

(3)          Includes company-sponsored internal exchanges.

AMERICAS RETAIL OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015

Direct and allocated expenses	$437	$417	$476	$452	$465
Pension and post-retirement benefit costs	52	62	50	45	50
Premium taxes, other taxes, and licenses & fees	56	53	51	42	54
Total fixed operating expenses	$545	$532	$577	$539	$569

Commissions and other variable expenses	636	631	648	637	651

Total other expenses	$1,181	$1,163	$1,225	$1,176	$1,220

SALES BY PRODUCT
	For the Three Months Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015

Life Sales (1)
Term Life	$16	$14	$21	$22	$24
Whole Life	36	30	37	38	38
Variable Life	16	7	9	8	7
Universal Life	12	10	11	11	14
Total life sales	$80	$61	$78	$79	$83

Annuity Sales (2)
Fixed and indexed annuity sales	$460	$505	$464	$430	$511
Variable annuity sales	1,602	1,533	1,606	1,608	1,865
Total annuity sales	$2,062	$2,038	$2,070	$2,038	$2,376

Annuity Separate Accounts and General Accounts
Separate Accounts
Total variable annuity separate accounts	$1,302	$1,248	$1,323	$1,346	$1,570
General Accounts
Fixed and indexed annuity	460	505	464	430	511
Variable annuity	300	285	283	262	295
Total general accounts	760	790	747	692	806
Total annuity premiums and deposits	$2,062	$2,038	$2,070	$2,038	$2,376

(1)          Statistical sales information is calculated using the LIMRA definition of sales for core direct sales, excluding company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance. Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

(2)          Statutory premiums direct and assumed, excluding company-sponsored internal exchanges.

AMERICAS RETAIL SPREAD BY PRODUCT VARIABLE & UNIVERSAL LIFE (1)
	For the Three Months Ended
Unaudited	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015

Investment income yield excluding variable investment income	6.15%	6.06%	6.13%	6.01%	6.29%
Variable investment income yield	0.02%	0.51%	0.38%	0.32%	0.39%
Total investment income yield	6.17%	6.57%	6.51%	6.33%	6.68%
Average crediting rate	4.50%	4.51%	4.50%	4.53%	4.53%
Annualized general account spread	1.67%	2.06%	2.01%	1.80%	2.15%

Annualized general account spread excluding variable investment income yield	1.65%	1.55%	1.63%	1.48%	1.76%

ANNUITIES (2)
	For the Three Months Ended
Unaudited	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015

Investment income yield excluding variable investment income	5.83%	5.64%	5.64%	5.72%	5.48%
Variable investment income yield	0.25%	0.31%	0.22%	0.22%	0.37%
Total investment income yield	6.08%	5.95%	5.86%	5.94%	5.85%
Average crediting rate	3.51%	3.53%	3.52%	3.48%	3.51%
Annualized general account spread	2.57%	2.42%	2.34%	2.46%	2.34%

Annualized general account spread excluding variable investment income yield	2.32%	2.11%	2.12%	2.24%	1.97%

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015

Life (3)
Operating premiums, fees and other revenues	$1,377	$1,427	$1,499	$1,370	$1,386
Interest Adjusted Benefit Ratio	48.9%	51.7%	53.9%	59.3%	53.0%

Lapse Ratio (4)
Traditional life	5.8%	5.9%	5.9%	5.8%	5.6%
Variable & universal life	4.1%	4.0%	3.8%	3.8%	3.6%
Fixed annuity	10.3%	10.1%	10.6%	9.8%	9.9%
Variable annuity	6.5%	6.7%	6.9%	7.0%	7.0%

Retail Property & Casualty
Operating premiums, fees and other revenues	$452	$457	$458	$445	$448
Combined ratio including catastrophes	107.5%	83.6%	85.8%	89.3%	100.1%
Combined ratio excluding catastrophes	83.6%	79.3%	81.5%	79.4%	80.2%

(1)          Represents the general account spread for variable & universal life, a component of Life & Other.

(2)          Represents the general account spread for deferred and payout annuities.

(3)          Represents traditional life and variable & universal life, components of Life & Other.

(4)          Lapse ratios are calculated based on the average of the most recent 12 months of experience.

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015

OPERATING REVENUES
Premiums	$4,038	$4,010	$3,929	$4,117	$4,104	$8,040	$8,221
Universal life and investment-type product policy fees	181	180	178	188	183	358	371
Net investment income	465	475	465	478	481	921	959
Other revenues	104	103	106	113	114	211	227
Total operating revenues	4,788	4,768	4,678	4,896	4,882	9,530	9,778

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	3,789	3,729	3,598	3,835	3,805	7,570	7,640
Interest credited to policyholder account balances	39	38	39	37	38	79	75
Capitalization of DAC	(36)	(37)	(36)	(36)	(36)	(70)	(72)
Amortization of DAC and VOBA	35	38	40	41	39	71	80
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	1	-	-	-	-
Other expenses	638	634	671	664	681	1,266	1,345
Total operating expenses	4,465	4,402	4,313	4,541	4,527	8,916	9,068

Operating earnings before provision for income tax	323	366	365	355	355	614	710
Provision for income tax expense (benefit)	114	125	127	127	124	215	251
Operating earnings	209	241	238	228	231	399	459
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$209	$241	$238	$228	$231	$399	$459

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$209	$241	$238	$228	$231	$399	$459
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	10	(9)	(29)	3	8	(1)	11
Net derivative gains (losses)	71	106	232	205	(264)	187	(59)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(42)	(41)	(45)	(42)	(41)	(81)	(83)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(14)	(19)	(55)	(58)	104	(37)	46
Income (loss) from continuing operations, net of income tax	234	278	341	336	38	467	374
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	234	278	341	336	38	467	374
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	234	278	341	336	38	467	374
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$234	$278	$341	$336	$38	$467	$374

Total Operating Premiums, Fees and Other Revenues	$4,323	$4,293	$4,213	$4,418	$4,401	$8,609	$8,819

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES (1)
	For the Three Months Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015
Balance, beginning of period	$26,460	$26,657	$26,772	$26,938	$27,293
Premiums and deposits	4,500	4,845	4,548	4,553	4,572
Surrenders and withdrawals	(729)	(1,101)	(904)	(624)	(689)
Benefit payments	(3,364)	(3,392)	(3,210)	(3,378)	(3,450)

Net Flows	407	352	434	551	433
Net transfers from (to) separate account	-	-	-	-	-
Interest	223	227	227	224	229
Policy charges	(139)	(136)	(134)	(139)	(140)
Other	(294)	(328)	(361)	(281)	(467)

Balance, end of period	$26,657	$26,772	$26,938	$27,293	$27,348

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015
Balance, beginning of period	$646	$667	$656	$669	$677
Premiums and deposits	52	53	52	57	54
Surrenders and withdrawals	(9)	(11)	(11)	(19)	(11)
Benefit payments	(2)	(1)	(1)	-	(1)

Net Flows	41	41	40	38	42
Investment performance	26	(5)	17	18	4
Net transfers from (to) general account	-	-	-	-	-
Policy charges	(45)	(45)	(44)	(46)	(46)
Other	(1)	(2)	-	(2)	(3)

Balance, end of period	$667	$656	$669	$677	$674
(1) All of the group property & casualty activity is reflected within the “Other” category.

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015

Direct and allocated expenses	$372	$378	$406	$384	$391
Pension and post-retirement benefit costs	23	26	22	18	20
Premium taxes, other taxes, and licenses & fees	80	77	80	81	88
Total fixed operating expenses	$475	$481	$508	$483	$499

Commissions and other variable expenses	163	153	163	181	182

Total other expenses	$638	$634	$671	$664	$681

SPREAD (1)
	For the Three Months Ended
Unaudited	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015

Investment income yield excluding variable investment income	5.64%	5.63%	5.62%	5.61%	5.57%
Variable investment income yield	0.32%	0.51%	0.25%	0.31%	0.35%
Total investment income yield	5.96%	6.14%	5.87%	5.92%	5.92%
Average crediting rate	3.36%	3.37%	3.40%	3.41%	3.36%
Annualized general account spread	2.60%	2.77%	2.47%	2.51%	2.56%

Annualized general account spread excluding variable investment income yield	2.28%	2.26%	2.22%	2.20%	2.21%

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015

Group Life (2)
Operating premiums, fees and other revenues	$1,496	$1,464	$1,461	$1,583	$1,531
Mortality ratio	86.9%	87.8%	86.7%	90.7%	86.1%

Group Non-Medical Health (3)
Operating premiums, fees and other revenues	$1,644	$1,608	$1,630	$1,708	$1,656
Interest Adjusted Loss Ratio (4)	82.8%	80.5%	78.5%	77.0%	80.5%

Group Property & Casualty (5)
Operating premiums, fees and other revenues	$371	$382	$388	$383	$390
Combined ratio including catastrophes	96.4%	91.0%	92.3%	101.2%	96.0%
Combined ratio excluding catastrophes	86.8%	86.2%	90.8%	89.7%	85.5%

(1)          Excludes group property & casualty.

(2)          Excludes certain experience-rated contracts and includes accidental death and dismemberment.

(3)          Includes dental, disability, long-term care (“LTC”), critical illness, vision and other health.

(4)          Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The products within Group Non-Medical Health with interest credited on future policyholder benefits are LTC and disability.

(5)          Excludes the portion of group property & casualty reported in the Latin America segment.

AMERICAS CORPORATE BENEFIT FUNDING STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015

OPERATING REVENUES
Premiums	$686	$451	$1,330	$418	$319	$987	$737
Universal life and investment-type product policy fees	55	60	54	54	59	112	113
Net investment income	1,413	1,464	1,425	1,430	1,526	2,795	2,956
Other revenues	75	71	72	71	77	143	148
Total operating revenues	2,229	2,046	2,881	1,973	1,981	4,037	3,954

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,273	1,033	1,912	991	933	2,161	1,924
Interest credited to policyholder account balances	287	279	296	293	294	565	587
Capitalization of DAC	(18)	(11)	(1)	(6)	(4)	(19)	(10)
Amortization of DAC and VOBA	6	5	4	5	6	10	11
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	2	2	3	1	1	4	2
Other expenses	129	133	115	124	130	244	254
Total operating expenses	1,679	1,441	2,329	1,408	1,360	2,965	2,768

Operating earnings before provision for income tax	550	605	552	565	621	1,072	1,186
Provision for income tax expense (benefit)	187	210	192	196	215	369	411
Operating earnings	363	395	360	369	406	703	775
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$363	$395	$360	$369	$406	$703	$775

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$363	$395	$360	$369	$406	$703	$775
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(195)	180	124	205	(31)	(736)	174
Net derivative gains (losses)	125	28	96	80	(134)	228	(54)
Premiums	2	-	-	-	-	2	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	11	(15)	(22)	(27)	(24)	51	(51)
Other revenues	1	-	-	-	-	1	-
Policyholder benefits and claims and policyholder dividends	(28)	(5)	(31)	(10)	39	(61)	29
Interest credited to policyholder account balances	(4)	(4)	(3)	(2)	(2)	(7)	(4)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(4)	(7)	(1)	-	-	(10)	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	24	(63)	(57)	(86)	53	172	(33)
Income (loss) from continuing operations, net of income tax	295	509	466	529	307	343	836
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	(1)	-
Net income (loss)	295	509	466	529	307	342	836
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	295	509	466	529	307	342	836
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$295	$509	$466	$529	$307	$342	$836

Total Operating Premiums, Fees and Other Revenues	$816	$582	$1,456	$543	$455	$1,242	$998

(1)          The three months ended and year-to-date period ended June 30, 2014 include a pre-tax net investment loss of $138 million and $633 million, respectively, related to the sale of MetLife, Inc.’s wholly-owned subsidiary, MetLife Assurance Limited.

AMERICAS CORPORATE BENEFIT FUNDING FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015
Balance, beginning of period	$110,073	$111,317	$113,467	$115,295	$116,067
Premiums and deposits	20,774	18,194	16,797	17,434	16,963
Surrenders and withdrawals	(16,760)	(15,013)	(15,761)	(16,497)	(18,124)
Benefit payments	(870)	(915)	(878)	(915)	(951)

Net Flows	3,144	2,266	158	22	(2,112)
Net transfers from (to) separate account	(6)	10	(14)	(8)	(11)
Interest	952	946	956	952	951
Policy charges	(40)	(39)	(17)	(30)	(34)
Other	(2,806)	(1,033)	745	(164)	(2,003)

Balance, end of period	$111,317	$113,467	$115,295	$116,067	$112,858

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015
Balance, beginning of period	$79,612	$81,721	$81,967	$81,150	$86,091
Premiums and deposits	3,997	1,041	233	1,731	1,074
Surrenders and withdrawals	(2,444)	(1,935)	(1,174)	(1,527)	(1,496)
Benefit payments	(13)	(18)	(14)	(13)	(20)

Net Flows	1,540	(912)	(955)	191	(442)
Investment performance	1,661	25	1,456	1,326	(1,036)
Net transfers from (to) general account	6	(10)	14	8	11
Policy charges	(83)	(81)	(79)	(81)	(86)
Other	(1,015)	1,224	(1,253)	3,497	715

Balance, end of period	$81,721	$81,967	$81,150	$86,091	$85,253

AMERICAS CORPORATE BENEFIT FUNDING OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015

Direct and allocated expenses	$63	$71	$77	$77	$78
Pension and post-retirement benefit costs	7	8	6	6	7
Premium taxes, other taxes, and licenses & fees	1	4	(2)	2	6
Total fixed operating expenses	$71	$83	$81	$85	$91

Commissions and other variable expenses	58	50	34	39	39

Total other expenses	$129	$133	$115	$124	$130

SPREAD
	For the Three Months Ended
Unaudited	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015

Investment income yield excluding variable investment income	4.77%	4.81%	4.67%	4.60%	4.81%
Variable investment income yield	0.44%	0.49%	0.32%	0.34%	0.50%
Total investment income yield	5.21%	5.30%	4.99%	4.94%	5.31%
Average crediting rate	3.44%	3.35%	3.34%	3.28%	3.27%
Annualized general account spread	1.77%	1.95%	1.65%	1.66%	2.04%

Annualized general account spread excluding variable investment income yield	1.33%	1.46%	1.33%	1.32%	1.54%

AMERICAS LATIN AMERICA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015

OPERATING REVENUES
Premiums	$798	$812	$746	$699	$783	$1,481	$1,482
Universal life and investment-type product policy fees	317	328	283	294	301	628	595
Net investment income	301	317	314	218	283	598	501
Other revenues	9	7	12	10	7	16	17
Total operating revenues	1,425	1,464	1,355	1,221	1,374	2,723	2,595

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	749	735	686	581	744	1,365	1,325
Interest credited to policyholder account balances	100	97	99	86	89	198	175
Capitalization of DAC	(101)	(112)	(125)	(111)	(100)	(208)	(211)
Amortization of DAC and VOBA	84	102	69	78	86	163	164
Amortization of negative VOBA	(1)	-	-	-	(1)	(1)	(1)
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	436	450	488	425	419	872	844
Total operating expenses	1,267	1,272	1,217	1,059	1,237	2,389	2,296

Operating earnings before provision for income tax	158	192	138	162	137	334	299
Provision for income tax expense (benefit)	22	70	(14)	31	21	40	52
Operating earnings	136	122	152	131	116	294	247
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$136	$122	$152	$131	$116	$294	$247

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$136	$122	$152	$131	$116	$294	$247
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(14)	(4)	19	(2)	-	15	(2)
Net derivative gains (losses)	8	(61)	(3)	(21)	(15)	4	(36)
Premiums	-	(1)	(1)	-	(1)	(1)	(1)
Universal life and investment-type product policy fees	1	2	1	2	1	3	3
Net investment income	19	14	3	12	4	22	16
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(144)	93	(82)	6	(15)	(227)	(9)
Interest credited to policyholder account balances	(28)	(23)	(21)	(18)	(16)	(42)	(34)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	6	2	4	3	3	12	6
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	38	(25)	16	5	9	57	14
Income (loss) from continuing operations, net of income tax	22	119	88	118	86	137	204
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	22	119	88	118	86	137	204
Less: Net income (loss) attributable to noncontrolling interests	4	2	2	3	3	9	6
Net income (loss) attributable to MetLife, Inc.	18	117	86	115	83	128	198
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$18	$117	$86	$115	$83	$128	$198

Total Operating Premiums, Fees and Other Revenues	$1,124	$1,147	$1,041	$1,003	$1,091	$2,125	$2,094

AMERICAS LATIN AMERICA OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015

Direct and allocated expenses	$167	$168	$207	$156	$165
Pension and post-retirement benefit costs	2	2	2	2	-
Premium taxes, other taxes, and licenses & fees	22	21	23	18	20
Total fixed operating expenses	$191	$191	$232	$176	$185

Commissions and other variable expenses	245	259	256	249	234

Total other expenses	$436	$450	$488	$425	$419

Total other expenses on a constant currency basis (1)	$382	$400	$453	$419	$419

SALES ON A CONSTANT CURRENCY BASIS (1), (2)
	For the Three Months Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015

Mexico	$325	$151	$159	$129	$112
Chile	70	66	58	56	68
All other	87	72	93	117	111
Total sales	$482	$289	$310	$302	$291

(1)          Calculated using the average foreign currency exchange rates for the current period and applied to the prior periods presented. As a result, amounts will be updated each period to reflect the average foreign currency exchange rates for the current period.

(2)          Statistical sales information is calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

ASIA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015

OPERATING REVENUES
Premiums	$1,913	$1,939	$1,824	$1,752	$1,809	$3,803	$3,561
Universal life and investment-type product policy fees	400	487	417	397	400	789	797
Net investment income	724	738	724	684	679	1,424	1,363
Other revenues	24	27	28	28	28	51	56
Total operating revenues	3,061	3,191	2,993	2,861	2,916	6,067	5,777

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,425	1,535	1,367	1,340	1,375	2,822	2,715
Interest credited to policyholder account balances	394	394	369	337	328	781	665
Capitalization of DAC	(457)	(507)	(456)	(435)	(398)	(951)	(833)
Amortization of DAC and VOBA	362	367	330	326	336	700	662
Amortization of negative VOBA	(92)	(89)	(89)	(86)	(78)	(186)	(164)
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	977	1,027	980	904	869	1,968	1,773
Total operating expenses	2,609	2,727	2,501	2,386	2,432	5,134	4,818

Operating earnings before provision for income tax	452	464	492	475	484	933	959
Provision for income tax expense (benefit)	128	154	152	148	59	276	207
Operating earnings	324	310	340	327	425	657	752
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$324	$310	$340	$327	$425	$657	$752

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$324	$310	$340	$327	$425	$657	$752
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	82	136	137	68	57	239	125
Net derivative gains (losses)	(35)	(80)	(410)	18	9	(42)	27
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	1	7	3	6	4	1	10
Net investment income	2	145	281	129	173	(33)	302
Other revenues	(4)	-	(5)	(8)	(9)	(17)	(17)
Policyholder benefits and claims and policyholder dividends	(26)	(51)	(75)	(49)	(44)	(44)	(93)
Interest credited to policyholder account balances	2	(151)	(289)	(131)	(175)	37	(306)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	3	1	(2)	(12)	5	4	(7)
Amortization of negative VOBA	12	11	11	10	9	24	19
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	4	6	4	-	-	10	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(27)	4	99	(10)	111	(68)	101
Income (loss) from continuing operations, net of income tax	338	338	94	348	565	768	913
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	338	338	94	348	565	768	913
Less: Net income (loss) attributable to noncontrolling interests	4	5	4	-	1	10	1
Net income (loss) attributable to MetLife, Inc.	334	333	90	348	564	758	912
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$334	$333	$90	$348	$564	$758	$912

Total Operating Premiums, Fees and Other Revenues	$2,337	$2,453	$2,269	$2,177	$2,237	$4,643	$4,414

ASIA OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015

Direct and allocated expenses	$337	$346	$332	$299	$320
Pension and post-retirement benefit costs	18	18	19	19	17
Premium taxes, other taxes, and licenses & fees	38	42	48	36	37
Total fixed operating expenses	$393	$406	$399	$354	$374

Commissions and other variable expenses	584	621	581	550	495

Total other expenses	$977	$1,027	$980	$904	$869

Total other expenses on a constant currency basis (1)	$858	$905	$921	$897	$869

SALES ON A CONSTANT CURRENCY BASIS (1), (2)
	For the Three Months Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015

Japan:
Life	$153	$150	$173	$169	$198
Accident & Health	89	85	129	111	118
Annuities	97	94	74	65	62
Other	5	6	5	4	6
Total Japan	344	335	381	349	384
Other Asia	245	363	247	262	212
Total sales	$589	$698	$628	$611	$596

(1)          Calculated using the average foreign currency exchange rates for the current period and are applied to the prior periods presented. As a result, amounts will be updated each period to reflect the average foreign currency exchange rates for the current period.

(2)          Statistical sales information is calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

EMEA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015

OPERATING REVENUES
Premiums	$584	$581	$547	$508	$525	$1,181	$1,033
Universal life and investment-type product policy fees	117	127	113	102	114	226	216
Net investment income	112	109	100	83	84	219	167
Other revenues	11	22	11	10	19	27	29
Total operating revenues	824	839	771	703	742	1,653	1,445

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	271	252	269	239	265	532	504
Interest credited to policyholder account balances	35	43	36	30	34	69	64
Capitalization of DAC	(170)	(165)	(169)	(133)	(132)	(346)	(265)
Amortization of DAC and VOBA	160	152	137	128	133	324	261
Amortization of negative VOBA	(6)	(7)	(9)	(4)	(4)	(15)	(8)
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	456	463	463	362	389	920	751
Total operating expenses	746	738	727	622	685	1,484	1,307

Operating earnings before provision for income tax	78	101	44	81	57	169	138
Provision for income tax expense (benefit)	6	23	(20)	11	7	26	18
Operating earnings	72	78	64	70	50	143	120
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$72	$78	$64	$70	$50	$143	$120

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$72	$78	$64	$70	$50	$143	$120
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	2	(9)	(1)	3	5	(7)	8
Net derivative gains (losses)	49	16	11	1	13	87	14
Premiums	18	19	6	-	-	21	-
Universal life and investment-type product policy fees	4	1	3	(2)	-	7	(2)
Net investment income	273	219	231	531	(249)	360	282
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(8)	(8)	(3)	-	-	(10)	-
Interest credited to policyholder account balances	(254)	(213)	(226)	(513)	237	(340)	(276)
Capitalization of DAC	1	-	-	-	-	1	-
Amortization of DAC and VOBA	(3)	(3)	(3)	2	-	(7)	2
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	(14)	(3)	1	-	(2)	1
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(38)	(9)	(28)	(26)	7	(51)	(19)
Income (loss) from continuing operations, net of income tax	116	77	51	67	63	202	130
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	116	77	51	67	63	202	130
Less: Net income (loss) attributable to noncontrolling interests	1	1	(1)	2	(1)	1	1
Net income (loss) attributable to MetLife, Inc.	115	76	52	65	64	201	129
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$115	$76	$52	$65	$64	$201	$129

Total Operating Premiums, Fees and Other Revenues	$712	$730	$671	$620	$658	$1,434	$1,278

EMEA OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015

Direct and allocated expenses	$193	$192	$211	$158	$178
Pension and post-retirement benefit costs	4	5	(5)	2	1
Premium taxes, other taxes, and licenses & fees	5	5	4	3	2
Total fixed operating expenses	$202	$202	$210	$163	$181

Commissions and other variable expenses	254	261	253	199	208

Total other expenses	$456	$463	$463	$362	$389

Total other expenses on a constant currency basis (1)	$390	$403	$429	$365	$389

SALES ON A CONSTANT CURRENCY BASIS (1), (2)
	For the Three Months Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015

Total sales	$238	$248	$268	$269	$254

(1)          Calculated using the average foreign currency exchange rates for the current period and are applied to the prior periods presented. As a result, amounts will be updated each period to reflect the average foreign currency exchange rates for the current period.

(2)          Statistical sales information is calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

CORPORATE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015
OPERATING REVENUES
Premiums	$22	$23	$16	$10	$26	$42	$36
Universal life and investment-type product policy fees	34	29	31	23	26	67	49
Net investment income	133	125	102	109	129	282	238
Other revenues	5	13	28	20	19	26	39
Total operating revenues	194	190	177	162	200	417	362

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	19	15	4	12	8	42	20
Interest credited to policyholder account balances	9	8	8	6	8	18	14
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	1	-	1
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	297	291	287	297	306	589	603
Other expenses	162	133	379	145	174	337	319
Total operating expenses	487	447	678	460	497	986	957

Operating earnings before provision for income tax	(293)	(257)	(501)	(298)	(297)	(569)	(595)
Provision for income tax expense (benefit)	(133)	(181)	(243)	(188)	(175)	(273)	(363)
Operating earnings	(160)	(76)	(258)	(110)	(122)	(296)	(232)
Preferred stock dividends	31	30	31	30	31	61	61
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(191)	$(106)	$(289)	$(140)	$(153)	$(357)	$(293)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$(160)	$(76)	$(258)	$(110)	$(122)	$(296)	$(232)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(20)	(194)	12	(59)	(181)	(62)	(240)
Net derivative gains (losses)	(132)	186	274	225	(426)	(106)	(201)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	15	4	7	4	4	26	8
Other revenues	-	-	18	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	(13)	(3)	(4)	(1)	(1)	(31)	(2)
Other expenses	(18)	(31)	(59)	(9)	(7)	(25)	(16)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	47	(22)	(95)	(61)	206	52	145
Income (loss) from continuing operations, net of income tax	(281)	(136)	(105)	(11)	(527)	(442)	(538)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	(281)	(136)	(105)	(11)	(527)	(442)	(538)
Less: Net income (loss) attributable to noncontrolling interests	1	(8)	1	-	1	1	1
Net income (loss) attributable to MetLife, Inc.	(282)	(128)	(106)	(11)	(528)	(443)	(539)
Less: Preferred stock dividends	31	30	31	30	31	61	61
Less: Preferred stock repurchase premium	-	-	-	-	42	-	42
Net income (loss) available to MetLife, Inc.’s common shareholders	$(313)	$(158)	$(137)	$(41)	$(601)	$(504)	$(642)

Total Operating Premiums, Fees and Other Revenues	$61	$65	$75	$53	$71	$135	$124

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015
Other business activities	$19	$21	$24	$12	$12	$35	$24
Other net investment income	86	88	66	71	83	183	154
Interest expense on debt	(193)	(189)	(187)	(193)	(199)	(383)	(392)
Preferred stock dividends	(31)	(30)	(31)	(30)	(31)	(61)	(61)
Acquisition costs	(3)	-	-	-	-	(5)	-
Corporate initiatives and projects	(43)	(43)	(69)	(39)	(58)	(71)	(97)
Incremental tax benefit	30	91	68	84	71	73	155
Other	(56)	(44)	(160)	(45)	(31)	(128)	(76)
Operating earnings available to common shareholders	$(191)	$(106)	$(289)	$(140)	$(153)	$(357)	$(293)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Three Months Ended
Unaudited (In millions, except yields)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015
Fixed Maturity Securities
Yield (1)	4.90%	4.73%	4.84%	4.64%	4.79%
Investment income (2), (3), (4)	$3,796	$3,704	$3,761	$3,569	$3,665
Investment gains (losses) (3)	54	153	246	133	115
Ending carrying value (2), (3)	368,428	369,432	366,783	367,640	352,610
Mortgage Loans
Yield (1)	5.05%	5.44%	5.03%	4.80%	5.10%
Investment income (3), (4)	708	774	737	730	801
Investment gains (losses) (3)	16	(30)	(11)	(43)	(9)
Ending carrying value (3)	56,585	57,725	59,838	62,137	63,744
Real Estate and Real Estate Joint Ventures
Yield (1)	4.54%	3.69%	3.03%	3.10%	7.40%
Investment income (3)	114	94	79	81	189
Investment gains (losses) (3)	(1)	86	72	27	(33)
Ending carrying value	10,101	10,393	10,525	10,310	10,207
Policy Loans
Yield (1)	5.36%	5.37%	5.36%	5.24%	5.22%
Investment income	158	158	156	152	151
Ending carrying value	11,785	11,756	11,618	11,606	11,575
Equity Securities
Yield (1)	4.72%	3.95%	4.64%	4.01%	4.58%
Investment income	37	31	35	31	35
Investment gains (losses)	25	14	1	8	8
Ending carrying value	3,863	3,689	3,631	3,713	3,677
Other Limited Partnership Interests
Yield (1)	10.46%	14.77%	9.76%	10.62%	12.38%
Investment income	206	299	199	215	250
Investment gains (losses)	(36)	(14)	(26)	16	(9)
Ending carrying value	7,964	8,214	8,085	8,074	8,099
Cash and Short-term Investments
Yield (1)	1.05%	1.06%	1.02%	1.00%	1.05%
Investment income	39	40	37	33	33
Investment gains (losses)	-	-	12	6	(12)
Ending carrying value	19,759	21,023	19,429	22,257	22,668
Other Invested Assets (1)
Investment income	200	233	253	327	223
Investment gains (losses) (3)	(3)	(18)	(96)	18	(19)
Ending carrying value	17,116	17,905	21,283	23,763	20,409
Total Investments
Investment income yield (1)	5.01%	5.03%	4.97%	4.89%	5.08%
Investment fees and expenses yield	(0.13)%	(0.13)%	(0.14)%	(0.15)%	(0.15)%
Net Investment Income Yield (1), (3), (5)	4.88%	4.90%	4.83%	4.74%	4.93%
Investment income	$5,258	$5,333	$5,257	$5,138	$5,347
Investment fees and expenses	(139)	(137)	(144)	(156)	(162)
Net investment income including Divested businesses	5,119	5,196	5,113	4,982	5,185
Less: Net investment income from Divested businesses (5)	24	3	2	-	-
Net Investment Income (3)	$5,095	$5,193	$5,111	$4,982	$5,185
Ending Carrying Value (3)	$495,601	$500,137	$501,192	$509,500	$492,989
Investment portfolio gains (losses) including Divested businesses	$55	$191	$198	$165	$41
Less: Investment portfolio gains (losses) from Divested businesses (5)	-	2	-	-	-
Investment Portfolio Gains (Losses) (3), (5)	$55	$189	$198	$165	$41
Gross investment gains	$270	$419	$559	$445	$419
Gross investment losses	(127)	(167)	(237)	(236)	(261)
Writedowns	(88)	(63)	(124)	(44)	(117)
Investment Portfolio Gains (Losses) (3), (5)	55	189	198	165	41
Investment portfolio gains (losses) income tax (expense) benefit	(55)	(104)	(69)	(52)	103
Investment Portfolio Gains (Losses), Net of Income Tax	$-	$85	$129	$113	$144

Derivative Gains (Losses) including Divested businesses	$135	$306	$(18)	$611	$(1,103)
Less: Derivative gains (losses) from Divested businesses (5)	45	-	-	-	-
Derivative gains (losses) (3), (5)	90	306	(18)	611	(1,103)
Derivative gains (losses) income tax (expense) benefit	(19)	(119)	(22)	(217)	382
Derivative Gains (Losses), Net of Income Tax	$71	$187	$(40)	$394	$(721)

(1)         Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page 2 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities (“CSEs”) and contractholder-directed unit-linked investments. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)         Fixed maturity securities includes $1,372 million, $1,362 million, $1,358 million, $1,365 million and $1,257 million in ending carrying value, and $44 million, $14 million, $8 million, $37 million and $2 million of investment income related to fair value option and trading securities at or for the three months ended June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015 and June 30, 2015, respectively.

(3)         The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015 and June 30, 2015, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $16,441 million, $15,866 million, $15,316 million, $15,091 million and $15,189 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $18 million, $18 million, $15 million, $15 million and $14 million and mortgage loans of $638 million, $313 million, $280 million, $272 million and $266 million; C) Net investment income adjustments as presented on Page A-1; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Three Months Ended
	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015
Investment portfolio gains (losses) including Divested businesses - in above yield table	$55	$189	$198	$165	$41
Real estate discontinued operations	-	-	-	-	-
Operating joint venture adjustments	-	-	-	(1)	4
Net investment gains (losses) related to CSEs	1	3	(1)	(2)	2
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(181)	(83)	33	124	(180)
Net investment gains (losses) - GAAP basis	$(125)	$109	$230	$286	$(133)

	For the Three Months Ended
	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015
Derivative gains (losses) including Divested businesses - in above yield table	$135	$306	$(18)	$611	$(1,103)
Investment hedge adjustments (5)	169	169	192	200	180
Operating joint venture adjustments	(1)	(1)	3	-	-
Settlement of foreign currency earnings hedges	4	-	5	8	9
PAB hedge adjustments	4	4	3	2	2
Net derivative gains (losses) - GAAP basis	$311	$478	$185	$821	$(912)

(4)         Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)         Yields are calculated including net investment income of Divested businesses and related carrying values. The net investment income adjustment on Page A-1 for Divested businesses for the three months ended June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015 and June 30, 2015, excludes $4 million,$0, $0, $0 and $0, respectively, for the investment hedge adjustment that are included in the investment hedge adjustment line of the derivatives gains (loss) GAAP adjustments reconciliation table presented above.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015
Fixed Maturity Securities
Yield (1)	4.83%	4.80%	4.81%	4.64%	4.72%
Investment income (2), (3), (4)	$7,481	$11,185	$14,946	$3,569	$7,234
Investment gains (losses) (3)	149	302	548	133	248
Ending carrying value (2), (3)	368,428	369,432	366,783	367,640	352,610
Mortgage Loans
Yield (1)	5.06%	5.19%	5.15%	4.80%	4.95%
Investment income (3), (4)	1,417	2,191	2,928	730	1,531
Investment gains (losses) (3)	5	(25)	(36)	(43)	(52)
Ending carrying value (3)	56,585	57,725	59,838	62,137	63,744
Real Estate and Real Estate Joint Ventures
Yield (1)	3.98%	3.88%	3.67%	3.10%	5.23%
Investment income (3)	203	297	376	81	270
Investment gains (losses) (3)	59	145	217	27	(6)
Ending carrying value	10,101	10,393	10,525	10,310	10,207
Policy Loans
Yield (1)	5.35%	5.36%	5.36%	5.24%	5.23%
Investment income	315	473	629	152	303
Ending carrying value	11,785	11,756	11,618	11,606	11,575
Equity Securities
Yield (1)	4.30%	4.18%	4.30%	4.01%	4.30%
Investment income	67	98	133	31	66
Investment gains (losses)	50	64	65	8	16
Ending carrying value	3,863	3,689	3,631	3,713	3,677
Other Limited Partnership Interests
Yield (1)	13.81%	14.14%	13.01%	10.62%	11.50%
Investment income	535	834	1,033	215	465
Investment gains (losses)	(38)	(52)	(78)	16	7
Ending carrying value	7,964	8,214	8,085	8,074	8,099
Cash and Short-term Investments
Yield (1)	1.11%	1.09%	1.07%	1.00%	1.02%
Investment income	84	124	161	33	66
Investment gains (losses)	(1)	(1)	11	6	(6)
Ending carrying value	19,759	21,023	19,429	22,257	22,668
Other Invested Assets (1)
Investment income	420	653	906	327	550
Investment gains (losses) (3)	(6)	(24)	(120)	18	(1)
Ending carrying value	17,116	17,905	21,283	23,763	20,409
Total Investments
Investment income yield (1)	5.02%	5.02%	5.01%	4.89%	4.99%
Investment fees and expenses yield	(0.13)%	(0.13)%	(0.13)%	(0.15)%	(0.15)%
Net Investment Income Yield (1), (3), (5)	4.89%	4.89%	4.88%	4.74%	4.84%
Investment income	$10,522	$15,855	$21,112	$5,138	$10,485
Investment fees and expenses	(275)	(412)	(556)	(156)	(318)
Net investment income including Divested businesses	10,247	15,443	20,556	4,982	10,167
Less: Net investment income from Divested businesses (5)	67	70	72	-	-
Net Investment Income (3)	$10,180	$15,373	$20,484	$4,982	$10,167
Ending Carrying Value (3)	$495,601	$500,137	$501,192	$509,500	$492,989
Investment portfolio gains (losses) including Divested businesses	$218	$409	$607	$165	$206
Less: Investment portfolio gains (losses) from Divested businesses (5)	-	2	2	-	-
Investment Portfolio Gains (Losses) (3), (5)	$218	$407	$605	$165	$206
Gross investment gains	$711	$1,130	$1,689	$445	$864
Gross investment losses	(385)	(552)	(789)	(236)	(497)
Writedowns	(108)	(171)	(295)	(44)	(161)
Investment Portfolio Gains (Losses) (3), (5)	218	407	605	165	206
Investment portfolio gains (losses) income tax (expense) benefit	(87)	(191)	(260)	(52)	51
Investment Portfolio Gains (Losses), Net of Income Tax	$131	$216	$345	$113	$257

Derivative Gains (Losses) including Divested businesses	$287	$593	$575	$611	$(492)
Less: Derivative gains (losses) from Divested businesses (5)	80	80	80	-	-
Derivative gains (losses) (3), (5)	207	513	495	611	(492)
Derivative gains (losses) income tax (expense) benefit	(58)	(177)	(199)	(217)	165
Derivative Gains (Losses), Net of Income Tax	$149	$336	$296	$394	$(327)

(1)          Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page 2 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed unit-linked investments. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)          Fixed maturity securities includes $1,372 million, $1,362 million, $1,358 million, $1,365 million and $1,257 million in ending carrying value, and $81 million, $95 million, $103 million, $37 million and $39 million of investment income related to fair value option and trading securities at or for the year-to-date period ended June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015 and June 30, 2015, respectively.

(3)          The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015 and June 30, 2015, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $16,441 million, $15,866 million, $15,316 million, $15,091 million and $15,189 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $18 million, $18 million, $15 million, $15 million and $14 million and mortgage loans of $638 million, $313 million, $280 million, $272 million and $266 million; C) Net investment income adjustments as presented on Page A-1; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Year-to-Date Period Ended
	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015
Investment portfolio gains (losses) including Divested businesses - in above yield table	$218	$407	$605	$165	$206
Real estate discontinued operations	5	5	5	-	-
Operating joint venture adjustments	-	-	-	(1)	3
Net investment gains (losses) related to certain CSEs	3	6	5	(2)	-
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(762)	(845)	(812)	124	(56)
Net investment gains (losses) - GAAP basis	$(536)	$(427)	$(197)	$286	$153

	For the Year-to-Date Period Ended
	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015
Derivative gains (losses) including Divested businesses - in above yield table	$287	$593	$575	$611	$(492)
Investment hedge adjustments (5)	344	513	705	200	380
Operating joint venture adjustments	(1)	(2)	1	-	-
Settlement of foreign currency earnings hedges	17	17	22	8	17
PAB hedge adjustments	7	11	14	2	4
Net derivative gains (losses) - GAAP basis	$654	$1,132	$1,317	$821	$(91)

(4)          Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)          Yields are calculated including net investment income of Divested businesses and related carrying values. The net investment income adjustment on Page A-1 for Divested businesses at or for the year-to-date period ended June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015 and June 30, 2015, excludes $1 million, $1 million, $1 million, $0 and $0, respectively, for the investment hedge adjustment that are included in the investment hedge adjustment line of the derivatives gains (loss) GAAP adjustments reconciliation table presented above.

INVESTMENTS GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)
	June 30, 2014		September 30, 2014		December 31, 2014		March 31, 2015		June 30, 2015
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$1,312	83.5%	$1,502	87.1%	$1,557	78.3%	$1,683	76.2%	$3,044	86.8%
20% or more for less than six months	24	1.5%	68	4.0%	289	14.5%	384	17.4%	190	5.4%
20% or more for six months or greater	236	15.0%	154	8.9%	143	7.2%	141	6.4%	275	7.8%
Total Gross Unrealized Losses	$1,572	100.0%	$1,724	100.0%	$1,989	100.0%	$2,208	100.0%	$3,509	100.0%

Total Gross Unrealized Gains	$29,341		$28,596		$32,634		$35,574		$26,029

EQUITY SECURITIES AVAILABLE-FOR-SALE (1)
	June 30, 2014		September 30, 2014		December 31, 2014		March 31, 2015		June 30, 2015
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$17	38.6%	$16	40.0%	$16	23.9%	$20	29.0%	$29	39.7%
20% or more for less than six months	-	- %	-	- %	24	35.8%	20	29.0%	11	15.1%
20% or more for six months or greater	27	61.4%	24	60.0%	27	40.3%	29	42.0%	33	45.2%
Total Gross Unrealized Losses	$44	100.0%	$40	100.0%	$67	100.0%	$69	100.0%	$73	100.0%

Total Gross Unrealized Gains	$655		$618		$622		$649		$633

(1)          MetLife’s review of its fixed maturity securities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

INVESTMENTS SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION
		June 30, 2014		September 30, 2014		December 31, 2014		March 31, 2015		June 30, 2015
Unaudited (In millions)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$109,393	29.8%	$107,974	29.3%	$105,954	29.0%	$106,335	29.0%	$101,146	28.8%
Foreign corporate securities		62,488	17.0%	61,877	16.8%	61,675	16.9%	60,494	16.5%	59,098	16.8%
U.S. Treasury and agency securities		54,347	14.8%	56,862	15.5%	61,516	16.8%	60,472	16.5%	57,538	16.4%
Foreign government securities		56,627	15.4%	56,396	15.3%	52,666	14.4%	52,361	14.3%	51,057	14.5%
Residential mortgage-backed securities		39,064	10.7%	40,619	11.1%	39,846	10.9%	43,784	12.0%	41,518	11.8%
State and political subdivision securities		14,698	4.0%	14,840	4.0%	15,187	4.2%	15,710	4.3%	15,164	4.3%
Asset-backed securities		14,788	4.0%	14,853	4.0%	14,249	3.9%	13,808	3.8%	13,990	4.0%
Commercial mortgage-backed securities		15,651	4.3%	14,649	4.0%	14,332	3.9%	13,311	3.6%	11,842	3.4%
Total Fixed Maturity Securities Available-For-Sale		$367,056	100.0%	$368,070	100.0%	$365,425	100.0%	$366,275	100.0%	$351,353	100.0%

NAIC	RATING AGENCY
DESIGNATION	RATING
1	Aaa / Aa / A	$255,560	69.6%	$257,120	69.9%	$257,083	70.4%	$258,707	70.6%	$248,764	70.8%
2	Baa	86,401	23.6%	85,685	23.3%	83,408	22.8%	82,394	22.5%	79,669	22.7%
3	Ba	14,794	4.0%	15,045	4.1%	15,145	4.1%	16,314	4.5%	15,621	4.4%
4	B	9,277	2.5%	8,589	2.3%	8,385	2.3%	7,457	2.0%	5,955	1.7%
5	Caa and lower	992	0.3%	1,535	0.4%	1,340	0.4%	1,325	0.4%	1,260	0.4%
6	In or near default	32	- %	96	- %	64	- %	78	- %	84	- %
Total Fixed Maturity Securities Available-For-Sale (1)		$367,056	100.0%	$368,070	100.0%	$365,425	100.0%	$366,275	100.0%	$351,353	100.0%

(1)          Amounts presented are based on rating agency ratings and equivalent designations of the National Association of Insurance Commissioners (“NAIC”), except as described below. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities), held by MetLife, Inc.’s insurance subsidiaries that maintain the NAIC statutory basis of accounting are based on designations from revised NAIC methodologies. The NAIC’s present methodology is to evaluate structured securities held by insurers using the revised NAIC methodologies on an annual basis. If such insurance subsidiaries of MetLife, Inc. acquire structured securities that have not been previously evaluated by the NAIC, but are expected to be evaluated by the NAIC in the upcoming annual review, an internally developed designation is used until a final designation becomes available. These revised NAIC designations may not correspond to the rating agency ratings. The rating agency ratings are based on availability of applicable ratings from those rating agencies on the NAIC credit rating provider list.

SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES
Unaudited (In millions)		June 30, 2014		September 30, 2014		December 31, 2014		March 31, 2015		June 30, 2015

Traditional (2), (3)		$8,996		$9,273		$9,558		$9,458		$9,590
Real estate joint ventures and funds		691		691		647		595		577
Subtotal		9,687		9,964		10,205		10,053		10,167
Foreclosed		414		429		320		257		40
Total Real Estate and Real Estate Joint Ventures		$10,101		$10,393		$10,525		$10,310		$10,207
(2) Includes wholly-owned real estate and operating real estate joint ventures. (3) Includes real estate held-for-sale and held-for-investment.

INVESTMENTS SUMMARY OF MORTGAGE LOANS (1)
Unaudited (In millions)	June 30, 2014		September 30, 2014		December 31, 2014		March 31, 2015		June 30, 2015

Commercial mortgage loans	$40,604		$40,540		$41,088		$42,164		$42,953
Agricultural mortgage loans	11,961		11,929		12,378		12,333		12,498
Residential mortgage loans	4,314		5,563		6,677		7,955		8,618
Total Mortgage Loans	56,879		58,032		60,143		62,452		64,069
Valuation allowances	(294)		(307)		(305)		(315)		(325)
Total Mortgage Loans, net	$56,585		$57,725		$59,838		$62,137		$63,744
(1) Excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs. See Page 31, note 3, for the amount excluded for each period presented.

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE
	June 30, 2014		September 30, 2014		December 31, 2014		March 31, 2015		June 30, 2015
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$9,017	22.2%	$8,815	21.7%	$8,620	21.0%	$9,197	21.8%	$9,221	21.5%
Middle Atlantic	7,232	17.8%	7,582	18.7%	7,689	18.7%	7,617	18.1%	7,864	18.3%
International	6,763	16.7%	6,636	16.4%	7,251	17.7%	7,630	18.1%	7,222	16.8%
South Atlantic	6,714	16.5%	6,705	16.5%	6,384	15.5%	6,249	14.8%	6,355	14.8%
West South Central	3,734	9.2%	3,763	9.3%	3,990	9.7%	3,939	9.3%	4,404	10.3%
East North Central	2,455	6.0%	2,589	6.4%	2,430	5.9%	2,520	6.0%	2,260	5.3%
New England	1,406	3.5%	1,197	3.0%	1,155	2.8%	1,151	2.7%	1,352	3.1%
Mountain	935	2.3%	933	2.3%	932	2.3%	1,169	2.8%	1,168	2.7%
East South Central	383	0.9%	384	0.9%	424	1.0%	423	1.0%	390	0.9%
West North Central	144	0.4%	142	0.4%	140	0.3%	138	0.3%	150	0.3%
Multi-Region and Other	1,821	4.5%	1,794	4.4%	2,073	5.1%	2,131	5.1%	2,567	6.0%
Total	$40,604	100.0%	$40,540	100.0%	$41,088	100.0%	$42,164	100.0%	$42,953	100.0%

Office	$20,692	51.0%	$21,160	52.2%	$21,400	52.1%	$21,094	50.0%	$21,334	49.7%
Retail	9,049	22.3%	9,263	22.8%	9,389	22.9%	9,543	22.6%	9,982	23.2%
Apartment	3,948	9.7%	3,392	8.4%	3,786	9.2%	4,696	11.2%	4,806	11.2%
Hotel	4,154	10.2%	4,317	10.6%	4,196	10.2%	4,483	10.6%	4,431	10.3%
Industrial	2,444	6.0%	2,178	5.4%	2,133	5.2%	2,157	5.1%	2,205	5.1%
Other	317	0.8%	230	0.6%	184	0.4%	191	0.5%	195	0.5%
Total	$40,604	100.0%	$40,540	100.0%	$41,088	100.0%	$42,164	100.0%	$42,953	100.0%

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,621	$1,855	$1,614	$1,668	$1,796	$3,213	$3,464
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(125)	109	230	286	(133)	(536)	153
Net derivative gains (losses)	311	478	185	821	(912)	654	(91)
Premiums - Divested businesses	20	18	5	-	(1)	22	(1)
Universal life and investment-type product policy fees
Unearned revenue adjustments	3	8	6	4	3	6	7
GMIB fees	93	96	96	94	95	186	189
Divested businesses	2	2	1	2	1	4	3
Net investment income
Investment hedge adjustments	(165)	(169)	(192)	(200)	(180)	(343)	(380)
Income from discontinued real estate operations	-	-	-	-	-	(1)	-
Operating joint venture adjustments	1	1	(3)	1	(4)	1	(3)
Unit-linked contract income	295	379	527	677	(55)	360	622
Securitization entities income	13	3	4	1	1	31	2
Divested businesses	20	3	2	-	-	66	-
Other revenues
Settlement of foreign currency earnings hedges	(4)	-	(5)	(8)	(9)	(17)	(17)
Divested businesses	1	-	18	-	-	1	-
Policyholder benefits and claims and policyholder dividends
PDO adjustments	-	-	6	17	(10)	-	7
Inflation and pass through adjustments	(160)	93	(104)	(3)	25	(249)	22
GMIB costs	(215)	(34)	(134)	(112)	(150)	(332)	(262)
Market value adjustments	(26)	(54)	(85)	(51)	(45)	(43)	(96)
Divested businesses	(20)	(10)	(3)	-	-	(51)	-
Interest credited to policyholder account balances
PAB hedge adjustments	(4)	(4)	(3)	(2)	(2)	(7)	(4)
Unit-linked contract costs	(280)	(387)	(534)	(662)	46	(345)	(616)
Divested businesses	-	-	(2)	-	-	-	-
Capitalization of DAC - Divested businesses	1	-	-	-	-	1	-
Amortization of DAC and VOBA
Related to NIGL and NDGL	(63)	27	(4)	(112)	104	(64)	(8)
Related to GMIB fees and GMIB costs	26	(81)	(1)	40	-	19	40
Related to market value adjustments	-	-	-	-	-	-	-
Divested businesses	-	(1)	-	-	-	-	-
Amortization of negative VOBA
Related to market value adjustments	12	11	11	10	9	24	19
Divested businesses	-	-	-	-	-	-	-
Interest expense on debt
Securitization entities debt expense	(13)	(3)	(4)	(1)	(1)	(31)	(2)
Divested businesses	-	-	-	-	-	-	-
Other expenses
Noncontrolling interest	11	(3)	12	5	7	24	12
Regulatory implementation costs	(2)	-	(1)	(1)	(1)	(2)	(2)
Acquisition & integration costs	(10)	(17)	(24)	(8)	(7)	(14)	(15)
Divested businesses	(11)	(24)	(42)	(1)	(3)	(23)	(4)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	44	(202)	(49)	(302)	545	164	243
Income (loss) from continuing operations, net of income tax	1,376	2,094	1,527	2,163	1,119	2,718	3,282
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	(3)	-
Net income (loss)	1,376	2,094	1,527	2,163	1,119	2,715	3,282
Less: Net income (loss) attributable to noncontrolling interests	10	-	6	5	4	21	9
Net income (loss) attributable to MetLife, Inc.	1,366	2,094	1,521	2,158	1,115	2,694	3,273
Less: Preferred stock dividends	31	30	31	30	31	61	61
Less: Preferred stock repurchase premium	-	-	-	-	42	-	42
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,335	$2,064	$1,490	$2,128	$1,042	$2,633	$3,170

(1)         The three months ended and year-to-date period ended June 30, 2014 include a pre-tax net investment loss of $138 million and $633 million, respectively, related to the sale of MetLife, Inc.’s wholly-owned subsidiary, MetLife Assurance Limited.

APPENDIX METLIFE NOTABLE ITEMS (1) METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015
Variable investment income, as compared to plan	$11	$62	$-	$-	$-	$74	$-
Catastrophe experience and prior year development, net	(21)	38	16	(16)	-	(21)	(16)
Actuarial assumption review and other insurance adjustments	56	16	5	-	-	56	-
Litigation reserves & settlement costs	-	-	(117)	-	-	(57)	-
Tax adjustments	-	(9)	27	-	61	-	61
Total notable items	$46	$107	$(69)	$(16)	$61	$52	$45

RETAIL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015
Variable investment income, as compared to plan	$(9)	$25	$-	$-	$-	$17	$-
Catastrophe experience and prior year development, net	(20)	23	6	(3)	(2)	(20)	(5)
Actuarial assumption review and other insurance adjustments	56	19	(9)	-	-	56	-
Tax adjustments	-	38	-	-	-	-	-
Total notable items	$27	$105	$(3)	$(3)	$(2)	$53	$(5)

RETAIL - LIFE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015
Variable investment income, as compared to plan	$(12)	$17	$-	$-	$-	$3	$-
Catastrophe experience and prior year development, net	(20)	23	6	(3)	(2)	(20)	(5)
Actuarial assumption review and other insurance adjustments	56	37	(9)	-	-	56	-
Tax adjustments	-	5	-	-	-	-	-
Total notable items	$24	$82	$(3)	$(3)	$(2)	$39	$(5)

RETAIL - ANNUITIES
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015
Variable investment income, as compared to plan	$3	$8	$-	$-	$-	$14	$-
Actuarial assumption review and other insurance adjustments	-	(18)	-	-	-	-	-
Tax adjustments	-	33	-	-	-	-	-
Total notable items	$3	$23	$-	$-	$-	$14	$-

GROUP, VOLUNTARY & WORKSITE BENEFITS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015
Variable investment income, as compared to plan	$(1)	$8	$-	$-	$-	$-	$-
Catastrophe experience and prior year development, net	(1)	15	10	(12)	2	(1)	(10)
Actuarial assumption review and other insurance adjustments	-	-	(9)	-	-	-	-
Total notable items	$(2)	$23	$1	$(12)	$2	$(1)	$(10)
(1) Notable items represent a positive (negative) impact to operating earnings available to common shareholders.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED) (1) CORPORATE BENEFIT FUNDING
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015
Variable investment income, as compared to plan	$21	$33	$-	$-	$-	$36	$-
Total notable items	$21	$33	$-	$-	$-	$36	$-

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015
Catastrophe experience and prior year development, net	$-	$-	$-	$(1)	$-	$-	$(1)
Tax adjustments	-	(41)	13	-	-	-	-
Total notable items	$-	$(41)	$13	$(1)	$-	$-	$(1)

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015
Variable investment income, as compared to plan	$-	$3	$-	$-	$-	$-	$-
Actuarial assumption review and other insurance adjustments	-	(13)	23	-	-	-	-
Tax adjustments	-	-	-	-	61	-	61
Total notable items	$-	$(10)	$23	$-	$61	$-	$61

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015
Actuarial assumption review and other insurance adjustments	$-	$10	$-	$-	$-	$-	$-
Tax adjustments	-	-	14	-	-	-	-
Total notable items	$-	$10	$14	$-	$-	$-	$-

CORPORATE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015
Variable investment income, as compared to plan	$-	$(7)	$-	$-	$-	$21	$-
Litigation reserves & settlement costs	-	-	(117)	-	-	(57)	-
Tax adjustments	-	(6)	-	-	-	-	-
Total notable items	$-	$(13)	$(117)	$-	$-	$(36)	$-

(1) Notable items represent a positive (negative) impact to operating earnings available to common shareholders.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015

Total MetLife, Inc.’s stockholders’ equity	$69,591	$70,805	$72,053	$73,770	$69,377
Less: Preferred stock	2,043	2,043	2,043	2,043	2,066
MetLife, Inc.’s common stockholders’ equity	67,548	68,762	70,010	71,727	67,311
Less: Net unrealized investment gains (losses), net of income tax	14,385	14,689	16,235	17,761	12,863
Less: Defined benefit plans adjustment, net of income tax	(1,588)	(1,537)	(2,283)	(2,246)	(2,206)
Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	54,751	55,610	56,058	56,212	56,654
Less: Goodwill, net of income tax	10,351	10,127	9,759	9,592	9,508
Less: VODA and VOCRA, net of income tax	811	780	620	576	546
Total MetLife, Inc.’s tangible common stockholders’ equity (excludes AOCI other than FCTA)	$43,589	$44,703	$45,679	$46,044	$46,600

Unaudited	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015

Book value per common share (1)	$59.96	$61.44	$61.85	$64.37	$60.27
Less: Net unrealized investment gains (losses), net of income tax	12.77	13.12	14.34	15.94	11.52
Less: Defined benefit plans adjustment, net of income tax	(1.41)	(1.37)	(2.02)	(2.02)	(1.98)
Book value per common share, excluding AOCI other than FCTA (1)	48.60	49.69	49.53	50.45	50.73
Less: Goodwill, net of income tax	9.19	9.04	8.62	8.61	8.51
Less: VODA and VOCRA, net of income tax	0.72	0.70	0.55	0.52	0.49
Book value per common share - tangible common stockholders’ equity (excludes AOCI other than FCTA) (1)	$38.69	$39.95	$40.36	$41.32	$41.73

	For the Three Months Ended (2)					For the Year Ended
Unaudited (In millions, except ratios)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	December 31, 2014

Operating return on MetLife, Inc.’s:
Common stockholders’ equity	9.7%	10.7%	9.1%	9.2%	10.2%	10.0%
Common stockholders’ equity, excluding AOCI other than FCTA	11.7%	13.2%	11.3%	11.7%	12.5%	12.0%
Tangible common stockholders’ equity (excludes AOCI other than FCTA) (3)	14.9%	16.7%	14.1%	14.4%	15.3%	15.2%

Return on MetLife, Inc.’s:
Common stockholders’ equity	8.1%	12.1%	8.6%	12.0%	6.0%	9.4%
Common stockholders’ equity, excluding AOCI other than FCTA	9.9%	15.0%	10.7%	15.2%	7.4%	11.3%
Tangible common stockholders’ equity (excludes AOCI other than FCTA) (3)	12.5%	18.8%	13.3%	18.7%	9.1%	14.3%

Average common stockholders’ equity	$65,632	$68,155	$69,386	$70,869	$69,519	$65,909
Average common stockholders’ equity, excluding AOCI other than FCTA	$54,204	$55,181	$55,834	$56,135	$56,433	$54,565
Average tangible common stockholders’ equity (excludes AOCI other than FCTA)	$43,028	$44,146	$45,191	$45,862	$46,322	$43,569

(1)          Calculated using common shares outstanding, end of period.

(2)          Annualized using quarter-to-date results.

(3)          Operating earnings available to common shareholders and net income available to common shareholders, used to calculate returns on tangible equity, exclude the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015 and June 30, 2015 of $14 million, $13 million, $13 million, $12 million and $12 million, respectively, and for the year ended December 31, 2014 of $53 million.

APPENDIX METLIFE RETURN ON ALLOCATED EQUITY (1), (2) OPERATING RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015
AMERICAS
RETAIL
Life & Other	12.1%	16.6%	15.1%	9.0%	12.3%
Annuities	13.9%	14.2%	13.0%	14.4%	13.2%
GROUP, VOLUNTARY & WORKSITE BENEFITS	14.5%	16.7%	16.5%	14.2%	14.4%
CORPORATE BENEFIT FUNDING	19.8%	21.5%	19.6%	19.1%	21.0%
LATIN AMERICA	15.0%	13.5%	16.8%	15.1%	13.3%
AMERICAS	14.8%	16.5%	15.7%	14.1%	14.8%
ASIA	11.1%	10.6%	11.6%	11.4%	14.8%
EMEA	8.3%	9.0%	7.4%	8.4%	6.0%

OPERATING RETURN ON ALLOCATED TANGIBLE EQUITY (3):
	For the Three Months Ended
Unaudited	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015
AMERICAS	16.9%	18.8%	17.9%	15.9%	16.6%
ASIA	19.2%	18.3%	20.1%	19.6%	25.4%
EMEA	16.1%	17.2%	14.2%	15.4%	11.2%

RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015
AMERICAS
RETAIL
Life & Other	10.4%	19.5%	15.7%	12.6%	8.4%
Annuities	14.4%	16.2%	8.4%	15.8%	12.8%
GROUP, VOLUNTARY & WORKSITE BENEFITS	16.3%	19.3%	23.7%	20.9%	2.4%
CORPORATE BENEFIT FUNDING	16.1%	27.7%	25.4%	27.4%	15.9%
LATIN AMERICA	2.0%	12.9%	9.5%	13.2%	9.5%
AMERICAS	12.8%	19.4%	15.9%	18.0%	10.4%
ASIA	11.4%	11.4%	3.1%	12.1%	19.6%
EMEA	13.2%	8.7%	6.0%	7.8%	7.7%

RETURN ON ALLOCATED TANGIBLE EQUITY (3):
	For the Three Months Ended
Unaudited	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015
AMERICAS	14.6%	22.1%	18.1%	20.2%	11.7%
ASIA	19.7%	19.7%	5.4%	20.8%	33.7%
EMEA	25.2%	16.7%	11.7%	14.4%	14.2%

(1)          Annualized using quarter-to-date results.

(2)          Allocated equity is defined as the portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed.MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI, other than FCTA. Allocated equity and allocated tangible equity are presented below:

		ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
Unaudited (In millions)		2014	2015	2014	2015
AMERICAS
RETAIL
Life & Other		$8,802	$9,006
Annuities		11,815	12,469
GROUP, VOLUNTARY & WORKSITE BENEFITS		5,758	6,420
CORPORATE BENEFIT FUNDING		7,350	7,729
LATIN AMERICA		3,625	3,480
AMERICAS		$37,350	$39,104	$33,009	$34,900
ASIA		$11,695	$11,509	$6,787	$6,708
EMEA		$3,481	$3,332	$1,888	$1,865

(3)          Operating earnings available to common shareholders used to calculate the operating return on allocated tangible equity and net income (loss) available to MetLife, Inc.’s common shareholders used to calculate the return on allocated tangible equity, exclude the impact of amortization on VODA and VOCRA, net of income tax, as presented below:

	For the Three Months Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015
AMERICAS	$8	$9	$9	$9	$8
ASIA	$1	$1	$1	$1	$1
EMEA	$4	$3	$3	$2	$2

APPENDIX

METLIFE

OPERATING PREMIUMS, FEES AND OTHER REVENUES AND OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

OPERATING PREMIUMS, FEES AND OTHER REVENUES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015

RETAIL (1)	$3,333	$3,455	$3,409	$3,236	$3,262
GROUP, VOLUNTARY & WORKSITE BENEFITS (1)	4,323	4,293	4,213	4,418	4,401
CORPORATE BENEFIT FUNDING (1)	816	582	1,456	543	455
LATAM (2)	969	1,010	963	991	1,091
ASIA (2)	2,044	2,152	2,124	2,160	2,237
EMEA (2)	599	632	625	625	658
CORPORATE & OTHER (1)	61	65	75	53	71
METLIFE TOTAL	$12,145	$12,189	$12,865	$12,026	$12,175

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015

RETAIL (1)	$677	$785	$718	$653	$690
GROUP, VOLUNTARY & WORKSITE BENEFITS (1)	209	241	238	228	231
CORPORATE BENEFIT FUNDING (1)	363	395	360	369	406
LATAM (2)	113	99	139	129	116
ASIA (2)	293	276	324	324	425
EMEA (2)	54	60	57	71	50
CORPORATE & OTHER (1)	(191)	(106)	(289)	(140)	(153)
METLIFE TOTAL	$1,518	$1,750	$1,547	$1,634	$1,765

(1)          Amounts on a reported basis, as constant currency impact is not significant.

(2)          Calculated using the average foreign currency exchange rates for the current period and are applied to the prior periods presented. As a result, amounts will be updated each period to reflect the average foreign currency exchange rates for the current period.

APPENDIX PROPERTY & CASUALTY SUPPLEMENTAL INFORMATION STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - TOTAL PROPERTY & CASUALTY (1)
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015

OPERATING REVENUES
Premiums	$838	$855	$861	$845	$856	$1,663	$1,701
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	40	44	44	41	42	81	83
Other revenues	4	4	6	5	6	9	11
Total operating revenues	882	903	911	891	904	1,753	1,795

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	641	527	541	584	626	1,215	1,210
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(105)	(108)	(101)	(96)	(105)	(201)	(201)
Amortization of DAC and VOBA	97	102	105	101	101	197	202
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	234	230	230	220	232	457	452
Total operating expenses	867	751	775	809	854	1,668	1,663

Operating earnings before provision for income tax	15	152	136	82	50	85	132
Provision for income tax expense (benefit)	(8)	39	35	17	3	4	20
Operating earnings	23	113	101	65	47	81	112
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$23	$113	$101	$65	$47	$81	$112

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$23	$113	$101	$65	$47	$81	$112
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(1)	2	2	-	6	3	6
Net derivative gains (losses)	(1)	1	(5)	(5)	7	(3)	2
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	1	(1)	1	2	(5)	-	(3)
Income (loss) from continuing operations, net of income tax	22	115	99	62	55	81	117
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	22	115	99	62	55	81	117
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	22	115	99	62	55	81	117
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$22	$115	$99	$62	$55	$81	$117

Total Operating Premiums, Fees and Other Revenues	$842	$859	$867	$850	$862	$1,672	$1,712

(1)          Represents the operating earnings of total property & casualty, which is a combination of retail property & casualty and group property & casualty. This does not represent a reported segment as defined by MetLife.

APPENDIX PROPERTY & CASUALTY SUPPLEMENTAL INFORMATION STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - RETAIL PROPERTY & CASUALTY (1)
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015

OPERATING REVENUES
Premiums	$448	$454	$454	$442	$444	$892	$886
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	22	23	24	22	23	45	45
Other revenues	4	3	4	3	4	7	7
Total operating revenues	474	480	482	467	471	944	938

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	364	263	269	280	328	664	608
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(71)	(73)	(67)	(62)	(70)	(135)	(132)
Amortization of DAC and VOBA	67	69	70	67	68	135	135
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	125	122	120	111	121	241	232
Total operating expenses	485	381	392	396	447	905	843

Operating earnings before provision for income tax	(11)	99	90	71	24	39	95
Provision for income tax expense (benefit)	(13)	28	25	18	1	(2)	19
Operating earnings	2	71	65	53	23	41	76
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$2	$71	$65	$53	$23	$41	$76

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$2	$71	$65	$53	$23	$41	$76
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	-	1	1	-	4	2	4
Net derivative gains (losses)	(1)	1	(3)	(3)	4	(2)	1
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	-	(1)	1	1	(3)	-	(2)
Income (loss) from continuing operations, net of income tax	1	72	64	51	28	41	79
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	1	72	64	51	28	41	79
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	1	72	64	51	28	41	79
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$1	$72	$64	$51	$28	$41	$79

Total Operating Premiums, Fees and Other Revenues	$452	$457	$458	$445	$448	$899	$893
(1) Represents the operating earnings of retail property & casualty, as reported in the Retail segment.

APPENDIX PROPERTY & CASUALTY SUPPLEMENTAL INFORMATION STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - GROUP PROPERTY & CASUALTY (1)
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015

OPERATING REVENUES
Premiums	$390	$401	$407	$403	$412	$771	$815
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	18	21	20	19	19	36	38
Other revenues	-	1	2	2	2	2	4
Total operating revenues	408	423	429	424	433	809	857

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	277	264	272	304	298	551	602
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(34)	(35)	(34)	(34)	(35)	(66)	(69)
Amortization of DAC and VOBA	30	33	35	34	33	62	67
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	109	108	110	109	111	216	220
Total operating expenses	382	370	383	413	407	763	820

Operating earnings before provision for income tax	26	53	46	11	26	46	37
Provision for income tax expense (benefit)	5	11	10	(1)	2	6	1
Operating earnings	21	42	36	12	24	40	36
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$21	$42	$36	$12	$24	$40	$36

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$21	$42	$36	$12	$24	$40	$36
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(1)	1	1	-	2	1	2
Net derivative gains (losses)	-	-	(2)	(2)	3	(1)	1
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	1	-	-	1	(2)	-	(1)
Income (loss) from continuing operations, net of income tax	21	43	35	11	27	40	38
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	21	43	35	11	27	40	38
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	21	43	35	11	27	40	38
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$21	$43	$35	$11	$27	$40	$38

Total Operating Premiums, Fees and Other Revenues	$390	$402	$409	$405	$414	$773	$819
(1) Represents the operating earnings of group property & casualty, as reported in the Group, Voluntary & Worksite Benefits and Latin America segments.